                                                         FREE WRITING PROSPECTUS
                                                      FILED PURSUANT TO RULE 433
                                          REGISTRATION STATEMENT NO.: 333-113543

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                   TERM SHEET

                                  $909,278,000
                                  (APPROXIMATE)

                         IXIS REAL ESTATE CAPITAL TRUST
                                    2006-HE1
                       MORTGAGE PASS-THROUGH CERTIFICATES

                IMPORTANT INFORMATION AND IRS CIRCULAR 230 NOTICE

THIS MATERIAL HAS BEEN PREPARED FOR INFORMATION PURPOSES TO SUPPORT THE
PROMOTION OR MARKETING OF THE TRANSACTION OR MATTERS ADDRESSED HEREIN. THIS IS
NOT A RESEARCH REPORT AND WAS NOT PREPARED BY THE MORGAN STANLEY RESEARCH
DEPARTMENT. IT WAS PREPARED BY MORGAN STANLEY SALES, TRADING, BANKING OR OTHER
NON-RESEARCH PERSONNEL. THIS MATERIAL WAS NOT INTENDED OR WRITTEN TO BE USED,
AND IT CANNOT BE USED BY ANY TAXPAYER, FOR THE PURPOSE OF AVOIDING PENALTIES
THAT MAY BE IMPOSED ON THE TAXPAYER UNDER U.S. FEDERAL TAX LAWS. EACH TAXPAYER
SHOULD SEEK ADVICE BASED ON THE TAXPAYER'S PARTICULAR CIRCUMSTANCES FROM AN
INDEPENDENT TAX ADVISOR. PAST PERFORMANCE IS NOT NECESSARILY A GUIDE TO FUTURE
PERFORMANCE. PLEASE SEE ADDITIONAL IMPORTANT INFORMATION AND QUALIFICATIONS AT
THE END OF THIS MATERIAL.

                STATEMENT REGARDING THIS FREE WRITING PROSPECTUS

THE DEPOSITOR HAS FILED A REGISTRATION STATEMENT (INCLUDING A PROSPECTUS) WITH
THE SEC FOR THE OFFERING TO WHICH THIS COMMUNICATION RELATES. BEFORE YOU INVEST,
YOU SHOULD READ THE PROSPECTUS IN THAT REGISTRATION STATEMENT AND OTHER
DOCUMENTS THE DEPOSITOR HAS FILED WITH THE SEC FOR MORE COMPLETE INFORMATION
ABOUT THE ISSUER AND THIS OFFERING. YOU MAY GET THESE DOCUMENTS FOR FREE BY
VISITING EDGAR ON THE SEC WEB SITE AT WWW.SEC.GOV. ALTERNATIVELY, THE DEPOSITOR
OR ANY UNDERWRITER OR ANY DEALER PARTICIPATING IN THE OFFERING WILL ARRANGE TO
SEND YOU THE PROSPECTUS IF YOU REQUEST IT BY CALLING TOLL-FREE 1-866-718-1649.

                   IMPORTANT NOTICE RELATING TO AUTOMATICALLY
                           GENERATED EMAIL DISCLAIMERS

ANY LEGENDS, DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AT THE BOTTOM OF THE
EMAIL COMMUNICATION TO WHICH THIS MATERIAL IS ATTACHED ARE NOT APPLICABLE TO
THESE MATERIALS AND SHOULD BE DISREGARDED. SUCH LEGENDS, DISCLAIMERS OR OTHER
NOTICES HAVE BEEN AUTOMATICALLY GENERATED AS A RESULT OF THESE MATERIALS HAVING
BEEN SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

This material has been prepared for information purposes only and is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.

                                     - 1 -

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                   TERM SHEET

                                  $909,278,000
                                  (APPROXIMATE)

                         IXIS REAL ESTATE CAPITAL TRUST
                                    2006-HE1
                                 ISSUING ENTITY

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                         IXIS REAL ESTATE CAPITAL INC. *
                                     SPONSOR

                            JPMORGAN CHASE BANK, N.A.
                           MASTER AND BACKUP SERVICER

            SAXON MORTGAGE SERVICES, INC. AND MASTER FINANCIAL, INC.
                                    SERVICERS

               MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2006-HE1

               *FORMERLY REFERRED TO AS CDC MORTGAGE CAPITAL INC.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -2-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                  $909,278,000
                                (APPROXIMATE) (1)
                    IXIS REAL ESTATE CAPITAL TRUST, 2006-HE1

                        MORGAN STANLEY ABS CAPITAL I INC.
                                    DEPOSITOR

                          IXIS REAL ESTATE CAPITAL INC.
                                     SPONSOR

                            JPMORGAN CHASE BANK, N.A.
                           MASTER AND BACKUP SERVICER

            SAXON MORTGAGE SERVICES, INC. AND MASTER FINANCIAL, INC.
                                    SERVICERS

                             TRANSACTION HIGHLIGHTS
                             ----------------------

                        ORIGINAL         EXPECTED                  MODIFIED
                      CERTIFICATE         RATINGS   AVG LIFE TO    DURATION      PAYMENT         INITIAL                    FINAL
OFFERED                PRINCIPAL       (S&P/MOODY's    CALL/        TO CALL/     WINDOW TO    SUBORDINATION                 LEGAL
CLASSES DESCRIPTION   BALANCE $(1)(2)     /FITCH)    MTY(3)(4)    MTY(3)(4)(5) CALL/MTY(3)(4) LEVEL (2)(6)  BENCHMARK      MATURITY
------------------------------------------------------------------------------------------------------------------------------------

  A-1    FLT/SEQ      380,000,000     AAA/Aaa/AAA    0.80/0.80     0.77/0.77     1-20/1-20       20.45%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  A-2    FLT/SEQ      111,000,000     AAA/Aaa/AAA    2.00/2.00     1.90/1.90    20-29/20-29      20.45%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  A-3    FLT/SEQ      153,092,000     AAA/Aaa/AAA    3.50/3.50     3.19/3.19    29-65/29-65      20.45%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  A-4    FLT/SEQ      94,000,000      AAA/Aaa/AAA    6.70/8.31     5.67/6.69    65-85/65-189     20.45%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-1    FLT/MEZ      33,866,000      AA+/Aa1/AA+    4.93/5.44     4.30/4.63   43-85/43-160      16.80%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-2    FLT/MEZ      30,619,000       AA/Aa2/AA     4.86/5.36     4.24/4.56   41-85/41-153      13.50%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-3    FLT/MEZ      17,629,000      AA/Aa3/AA-     4.82/5.30     4.21/4.52   40-85/40-145      11.60%     1 M LIBOR      06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-4    FLT/MEZ      15,773,000       AA-/A1/A+     4.80/5.26     4.18/4.48   40-85/40-140       9.90%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-5    FLT/MEZ      15,309,000        A+/A2/A      4.78/5.21     4.16/4.44   39-85/39-134       8.25%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  M-6    FLT/MEZ      14,382,000        A/A3/A       4.77/5.17     4.14/4.39   38-85/38-128       6.70%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  B-1    FLT/MEZ      13,454,000     A-/Baa1/BBB+    4.75/5.10     4.05/4.27   38-85/38-120       5.25%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  B-2    FLT/MEZ      11,598,000     BBB+/Baa2/BBB   4.75/5.03     4.03/4.20   38-85/38-112       4.00%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  B-3    FLT/MEZ       9,278,000     BBB/Baa3/BBB    4.73/4.90     3.91/4.01   37-85/37-102       3.00%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------
  B-4    FLT/MEZ       9,278,000     BBB-/Ba1/BB+    4.70/4.72     3.89/3.90   37-85/37-92        2.00%      1 M LIBOR     06/2036
------------------------------------------------------------------------------------------------------------------------------------

Notes:   (1)  Bond sizes subject to a variance of plus or minus 5%.
         (2)  Calculated based on the scheduled principal balance of the
              Mortgage Loans and any amounts deposited into the Prefunding
              Account as of the Closing Date.
         (3)  Certificates are priced to the 10% optional clean-up call.
         (4)  Based on the pricing prepayment speed. See details below.
         (5)  Assume pricing at par.
         (6)  Includes initial overcollateralization percentage.

ISSUING ENTITY:     IXIS Real Estate Capital Trust 2006-HE1 (the "Trust")

DEPOSITOR:          Morgan Stanley ABS Capital I Inc.

SPONSOR:            IXIS Real Estate Capital Inc. (formerly referred to as CDC
                    Mortgage Capital Inc.)

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -3-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

MASTER AND BACKUP SERVICER:            JPMorgan Chase Bank, N.A.

SERVICERS:                             Saxon Mortgage Services, Inc.
                                       approximately 90%) and Master Financial,
                                       Inc. (approximately 10%)

SWAP PROVIDER:                         IXIS Financial Products Inc.

SECURITIES AND SWAP ADMINISTRATOR:     JPMorgan Chase Bank, N.A.

TRUSTEE:                               Deutsche Bank National Trust Company

MANAGERS:                              Morgan Stanley (lead manager); Banc of
                                       America Securities LLC, Countrywide
                                       Securities Corporation, IXIS Securities
                                       (co-managers)

RATING AGENCIES:                       Fitch, Inc., Moody's Investors Service,
                                       Inc. and Standard & Poor's Ratings
                                       Services (a division of the McGraw Hill
                                       Companies, Inc.)

CLASS A CERTIFICATES:                  Class A-1, A-2, A-3 and A-4 Certificates

CLASS M CERTIFICATES:                  Class M-1, M-2, M-3, M-4, M-5 and M-6
                                       Certificates

CLASS B CERTIFICATES:                  Class B-1, B-2, B-3 and B-4 Certificates

LIBOR CERTIFICATES:                    Class A, M and B Certificates

EXPECTED PRICING DATE:                 On or about January 25, 2006

EXPECTED CLOSING DATE:                 February 28, 2006 through DTC, Euroclear
                                       and Clearstream, Luxembourg. The LIBOR
                                       Certificates will be settled without
                                       accrued interest.

DISTRIBUTION DATES:                    The 25th of each month, or if such day is
                                       not a business day, on the next business
                                       day, beginning March 27th, 2006.

CUT-OFF DATE:                          February 1, 2006, for any mortgage loan
                                       in the mortgage pool transferred to the
                                       Trust on the Closing Date. For any
                                       Mortgage Loan subsequently transferred to
                                       the Trust during the Pre-Funding Period
                                       (as described below), the first day of
                                       the month in which such mortgage loan is
                                       transferred to the Trust.

DUE PERIOD FOR MORTGAGE                For any Distribution Date, the period
LOANS:                                 commencing on the second day of the
                                       calendar month preceding the calendar
                                       month in which such Distribution Date
                                       occurs and ending on the first day of the
                                       calendar month in which such Distribution
                                       Date occurs.

PREPAYMENT PERIOD:                     With respect to any Distribution Date,
                                       the period commencing on the 16th day of
                                       the month prior to the month in which the
                                       related Distribution Date occurs (or, on
                                       the Cut-off Date, in connection with the
                                       first Prepayment Period) and ending on
                                       the 15th day of the month in which such
                                       Distribution Date occurs.

INTEREST ACCRUAL PERIOD FOR            The interest accrual period for the LIBOR
THE LIBOR CERTIFICATES:                Certificates with respect to any
                                       Distribution Date will be the period from
                                       and including the immediately preceding
                                       Distribution Date (or, in the case of the
                                       first Distribution Date, the Closing
                                       Date) and ending on and including the day
                                       prior to the current Distribution Date
                                       (on an actual/360 day count basis).

MORTGAGE LOANS:                        The Trust will consist of approximately
                                       $927,835,052 of fixed and adjustable
                                       rate, sub-prime, first-lien, and
                                       second-lien residential mortgage loans.
                                       The information on the Mortgage Loans
                                       described herein is based on the Cut-Off
                                       Date pool of approximately $774,904,150.
                                       On the Closing Date, it is expected that
                                       the trust will consist of approximately
                                       $774,904,150 of mortgage loans, and it is
                                       expected that up to approximately
                                       $152,930,902 of Mortgage Loans may be
                                       purchased by the trust for a period of up
                                       to 3 months after the closing date (the
                                       "Pre-Funding Period").

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -4-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

PREFUNDING:                            On the Closing Date, approximately
                                       $152,930,902 from the sale of the LIBOR
                                       Certificates (the "Pre-Funded Amount")
                                       will be deposited with the Securities
                                       Administrator into an account (the
                                       "Pre-Funding Account") to be used by the
                                       Trust to purchase additional Mortgage
                                       Loans during the Pre-Funding Period for
                                       the related Mortgage Loan Pool.

PRICING PREPAYMENT SPEED:              o Fixed Rate Mortgage Loans: CPR starting
                                       at approximately 4% CPR in month 1 and
                                       increasing to 23% CPR in month 16 (19%/15
                                       CPR increase for each month), and
                                       remaining at 23% CPR thereafter.

                                       o Adjustable Rate Mortgage Loans: CPR of
                                       28%.

CREDIT ENHANCEMENT:                    The LIBOR Certificates are credit
                                       enhanced by:
                                       1)  Net monthly excess cashflow from
                                           the Mortgage Loans after taking
                                           into account certain payments
                                           received or paid by the trust
                                           pursuant to the interest rate swap
                                           agreement;
                                       2)  Prior to the Step-down Date, the
                                           required overcollateralization
                                           (funded upfront) will be 2.00%
                                           based on the sum of the aggregate
                                           principal balance as of the Cut-Off
                                           Date of the Mortgage Loans acquired
                                           by the Trust on the Closing Date
                                           and the Pre-Funded Amount. On or
                                           after the Step-down Date, so long
                                           as a Trigger Event is not in
                                           effect, the required
                                           overcollateralization will equal
                                           4.00% of the aggregate principal
                                           balance of the Mortgage Loans as of
                                           the last day of the applicable Due
                                           Period, subject to a 0.50% floor,
                                           based on the sum of the aggregate
                                           principal balance as of the Cut-Off
                                           Date of the Mortgage Loans acquired
                                           by the Trust on the Closing Date
                                           and the Pre-Funded Amount. On or
                                           after the Step-down Date if a
                                           Trigger Event is in effect, the
                                           required overcollateraltization
                                           will be the same as the prior
                                           period; and
                                       3)  Subordination of distributions on
                                           the more subordinate classes of
                                           certificates to the required
                                           distributions on the more senior
                                           classes of certificates (if
                                           applicable).

SENIOR                                 ENHANCEMENT PERCENTAGE: For any
                                       Distribution Date, the percentage
                                       obtained by dividing (x) the aggregate
                                       Certificate Principal Balance of the
                                       subordinate certificates (including any
                                       overcollateralization and taking into
                                       account the distributions of the
                                       Principal Distribution Amount for such
                                       Distribution Date and principal payments
                                       from the Swap Account, if any) by (y) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period.

STEP-DOWN DATE:                        The later to occur of:
                                       (x) The earlier of:
                                          (a) The Distribution Date occurring in
                                              March 2009; and
                                          (b) The Distribution Date on which the
                                              aggregate balance of the Class A
                                              Certificates is reduced to zero;
                                              and
                                       (y) the first Distribution Date on which
                                           the Senior Enhancement Percentage
                                           (calculated for this purpose only
                                           after taking into account scheduled
                                           and unscheduled payments of principal
                                           on the Mortgage Loans on the last day
                                           of the related Due Period but prior
                                           to any applications of Principal
                                           Distribution to the LIBOR
                                           Certificates on the applicable
                                           Distribution Date) is greater than or
                                           equal to approximately 40.90% .

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -5-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

TRIGGER EVENT:                         A Trigger Event exists if either a
                                       Delinquency Trigger Event or a Loss
                                       Trigger Event is in effect.

                                       A Delinquency Trigger Event is in effect
                                       on any Distribution Date if on that
                                       Distribution Date the 60 Day+ Rolling
                                       Average (the rolling 3 month average
                                       percentage of Mortgage Loans that are 60
                                       or more days delinquent) equals or
                                       exceeds a given percentage of the prior
                                       period's Enhancement Percentage to the
                                       certificate specified below:

                                       CLASS A CERTIFICATES REMAIN OUTSTANDING

                                       [39.10]% of the Senior Enhancement
                                       Percentage

                                       ON AND AFTER CLASS A CERTIFICATES PAY OFF

                                       [47.60]% of the Class M-1 Enhancement
                                       Percentage

                                       A Loss Trigger Event is in effect if the
                                       aggregate amount of realized losses
                                       incurred since the Cut-Off Date through
                                       the last day of the related Prepayment
                                       Period divided by the sum of the
                                       aggregate principal balance as of the
                                       Cut-Off Date of the Mortgage Loans
                                       acquired by the Trust on the Closing Date
                                       and the Pre-Funded Amount exceeds the
                                       applicable percentages described below
                                       with respect to such Distribution Date:

                                       MONTHS 25 - 36

                                       [1.400]% for the first month, plus an
                                       additional 1/12th of [1.750]% for each
                                       month thereafter (e.g., [2.275]% in Month
                                       31)

                                       MONTHS 37 - 48

                                       [3.150]% for the first month, plus an
                                       additional 1/12th of [1.750]% for each
                                       month thereafter (e.g., [4.025]% in Month
                                       43)

                                       MONTHS 49 - 60

                                       [4.900]% for the first month, plus an
                                       additional 1/12th of [1.400]% for each
                                       month thereafter (e.g., [5.600]% in Month
                                       55)

                                       MONTHS 61 - 72

                                       [6.300]% for the first month, plus an
                                       additional 1/12th of [0.750]% for each
                                       month thereafter (e.g., [6.675]% in Month
                                       67)

                                       MONTHS 73 - THEREAFTER

                                       [7.050]%

INITIAL SUBORDINATION PERCENTAGE       Class A:         20.45%
(INCLUDES PREFUNDED AMOUNTS):          Class M-1:       16.80%
                                       Class M-2:       13.50%
                                       Class M-3:       11.60%
                                       Class M-4:        9.90%
                                       Class M-5:        8.25%
                                       Class M-6:        6.70%
                                       Class B-1:        5.25%
                                       Class B-2:        4.00%
                                       Class B-3:        3.00%
                                       Class B-4:        2.00%

OPTIONAL CLEAN-UP CALL:                If the Class X certificates are 100%
                                       owned, directly or indirectly, by IXIS
                                       Real Estate Capital Inc. or any of its
                                       affiliates, then one or more of the
                                       servicers then servicing the mortgage
                                       loans, acting in accordance with the
                                       terms of the pooling and servicing
                                       agreement and the applicable servicing
                                       agreement, may exercise a clean-up call
                                       when the current aggregate scheduled
                                       principal balance of the Mortgage Loans
                                       is less than or equal to 10% of the sum
                                       of the aggregate scheduled principal
                                       balance as of the Cut-Off Date of the
                                       Mortgage Loans acquired by the Trust on
                                       the Closing Date and the Pre-Funded
                                       Amount.

                                       If the Class X certificates are not 100%
                                       owned, directly or indirectly, by IXIS
                                       Real Estate Capital Inc. or any of its
                                       affiliates, then the majority owner of
                                       the Class X certificates may exercise a
                                       clean-up call when the current aggregate
                                       scheduled principal balance of the
                                       Mortgage Loans is less than or equal to
                                       10% of the sum of the aggregate scheduled
                                       principal balance as of the Cut-Off Date
                                       of the Mortgage Loans acquired by the
                                       Trust on the Closing Date and the
                                       Pre-Funded Amount; provided, however,
                                       that IXIS Real Estate Capital Inc. or any
                                       of its affiliates, may only participate
                                       in the exercise of the clean-up call by
                                       the majority owners of the Class X
                                       certificates if IXIS Real Estate Capital
                                       Inc. or any of its affiliates is not the
                                       majority owner of the Class X
                                       Certificates, either directly or
                                       indirectly.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -6-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

STEP-UP                                COUPONS: For the LIBOR Certificates, the
                                       pass-through rate will increase after the
                                       date on which the Optional Clean-up Call
                                       is first exercisable, should the call not
                                       be exercised. The pass-through rate for
                                       each class of Class A Certificates will
                                       increase by 2 times its initial margin
                                       and the pass-through rate for each class
                                       of Class M and Class B Certificates will
                                       each increase by 1.5 times their
                                       respective initial margins.

CLASS A-1 CERTIFICATES                 The Class A-1 Certificates will accrue
PASS-THROUGH RATE:                     interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS A-2 CERTIFICATES                 Certificates will accrue interest at a
PASS-THROUGH THE CLASS A-2 RATE:       variable rate equal to the lesser of (i)
                                       one-month LIBOR plus [ ] bps ([ ] bps
                                       after the first Distribution Date on
                                       which the Optional Clean-up Call is
                                       exercisable) and (ii) the Net WAC Cap.

CLASS A-3 CERTIFICATES
PASS-THROUGH RATE:                     The Class A-3 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS A-4 CERTIFICATES
PASS-THROUGH RATE:                     The Class A-4 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-1 PASS-THROUGH RATE:           The Class M-1 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-2 PASS-THROUGH RATE:           The Class M-2 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-3 PASS-THROUGH RATE:           The Class M-3 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-4 PASS-THROUGH RATE:           The Class M-4 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-5 PASS-THROUGH RATE:           The Class M-5 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS M-6 PASS-THROUGH RATE:           The Class M-6 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS B-1 PASS-THROUGH RATE:           The Class B-1 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS B-2 PASS-THROUGH RATE:           The Class B-2 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS B-3 PASS-THROUGH RATE:           The Class B-3 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

CLASS B-4 PASS-THROUGH RATE:           The Class B-4 Certificates will accrue
                                       interest at a variable rate equal to the
                                       lesser of (i) one-month LIBOR plus [ ]
                                       bps ([ ] bps after the first Distribution
                                       Date on which the Optional Clean-up Call
                                       is exercisable) and (ii) the Net WAC Cap.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -7-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

NET WAC CAP:                           For any Distribution Date, the weighted
                                       average of the interest rates for the
                                       Mortgage Loans (in each case, less the
                                       applicable expense fee rate) then in
                                       effect at the beginning of the related
                                       Due Period less the Swap Payment Rate,
                                       adjusted, in each case, to accrue on the
                                       basis of a 360-day year and the actual
                                       number of days in the related Interest
                                       Accrual Period.

SWAP PAYMENT RATE:                     For any Distribution Date, a fraction,
                                       the numerator of which is any net swap
                                       payment or swap termination payment owed
                                       to the Swap Counterparty for such
                                       Distribution Date and the denominator of
                                       which is the aggregate scheduled
                                       principal balance of the Mortgage Loans
                                       at the beginning of the related Due
                                       Period plus amounts in the Prefunding
                                       Account, multiplied by 12.

INTEREST DISTRIBUTIONS ON THE          On each Distribution Date and after
CERTIFICATES:                          payments of payments and any swap
                                       termination payment owed to the Swap
                                       Counterparty, interest distributions from
                                       the Interest Remittance Amount will be
                                       allocated as follows:
                                       (i)     payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class A Certificates, their
                                               Accrued Certificate Interest and
                                               any unpaid Accrued Certificate
                                               Interest from prior Distribution
                                               Dates, pro rata, based upon their
                                               respective entitlements to such
                                               amounts;
                                       (ii)    payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-1 Certificates, its
                                               Accrued Certificate Interest;
                                       (iii)   payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-2 Certificates, its
                                               Accrued Certificate Interest;
                                       (iv)    payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-3 Certificates, its
                                               Accrued Certificate Interest;
                                       (v)     payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-4 Certificates, its
                                               Accrued Certificate Interest;
                                       (vi)    payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-5 Certificates, its
                                               Accrued Certificate Interest;
                                       (vii)   payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class M-6 Certificates, its
                                               Accrued Certificate Interest;
                                       (viii)  payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class B-1 Certificates, its
                                               Accrued Certificate Interest;
                                       (ix)    payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class B-2 Certificates, its
                                               Accrued Certificate Interest;
                                       (x)     payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class B-3 Certificates, its
                                               Accrued Certificate Interest; and
                                       (xi)    payable from the remaining
                                               Interest Remittance Amount, to
                                               the Class B-4 Certificates, its
                                               Accrued Certificate Interest.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -8-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

PRINCIPAL DISTRIBUTIONS ON THE         On each Distribution Date (a) prior to
CERTIFICATES:                          the Stepdown Date or (b) on which a
                                       Trigger Event is in effect, principal
                                       distributions from the Principal
                                       Distribution Amount will be allocated as
                                       follows:
                                       (i)     to cover any net swap payments
                                               and any swap termination payments
                                               due to the Swap Counterparty
                                               remaining after the application
                                               of payments from the Interest
                                               Remittance Amount;
                                       (ii)    to the Class A Certificates,
                                               allocated among the Class A
                                               Certificates as described below,
                                               until the Certificate Principal
                                               Balances thereof have been
                                               reduced to zero;
                                       (iii)   to the Class M-1 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (iv)    to the Class M-2 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (v)     to the Class M-3 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (vi)    to the Class M-4 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (vii)   to the Class M-5 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (viii)  to the Class M-6 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (ix)    to the Class B-1 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (x)     to the Class B-2 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                       (xi)    to the Class B-3 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero;
                                               and
                                       (xii)   to the Class B-4 Certificates,
                                               until the Certificate Principal
                                               Balance has been reduced to zero.

                                       On each Distribution Date (a) on or after
                                       the Stepdown Date and (b) on which a
                                       Trigger Event is not in effect, principal
                                       distributions from the Principal
                                       Distribution Amount will be allocated as
                                       follows:

                                       (i)     to cover any net swap payment and
                                               any swap termination payments due
                                               to the Swap Counterparty
                                               remaining after the application
                                               of payments from the Interest
                                               Remittance Amount;
                                       (ii)    to the Class A Certificates, the
                                               lesser of the Principal
                                               Distribution Amount and the Class
                                               A Principal Distribution Amount,
                                               allocated among the Class A
                                               Certificates as described below,
                                               until the Certificate Principal
                                               Balances thereof have been
                                               reduced to zero;
                                       (iii)   to the Class M-1 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-1 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (iv)    to the Class M-2 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-2 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (v)     to the Class M-3 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-3 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (vi)    to the Class M-4 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-4 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (vii)   to the Class M-5 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-5 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (viii)  to the Class M-6 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class M-6 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (ix)    to the Class B-1 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class B-1 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (x)     to the Class B-2 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class B-2 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                       (xi)    to the Class B-3 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class B-3 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero;
                                               and
                                       (xii)   to the Class B-4 Certificates,
                                               the lesser of the remaining
                                               Principal Distribution Amount and
                                               the Class B-4 Principal
                                               Distribution Amount, until the
                                               Certificate Principal Balance
                                               thereof has been reduced to zero.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -9-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

CLASS A PRINCIPAL ALLOCATION:          Any principal distributions allocated to
                                       the Class A Certificates are required to
                                       be distributed first, to the Class A-1
                                       Certificates, until their Class
                                       Certificate Balance has been reduced to
                                       zero, second, to the Class A-2
                                       Certificates, until their Class
                                       Certificate Balance has been reduced to
                                       zero, third, to the Class A-3
                                       Certificates, until their Class
                                       Certificate Balance has been reduced to
                                       zero, and fourth, to the Class A-4
                                       Certificates, until their Class
                                       Certificate Balance has been reduced to
                                       zero.

                                       Notwithstanding the above, in the event
                                       that all subordinate classes, including
                                       the Class X certificates, have been
                                       reduced to zero, principal distributions
                                       to the Class A Certificates will be
                                       distributed to the Class A-1, Class A-2,
                                       Class A-3 and Class A-4 Certificates, pro
                                       rata based upon their Class Certificate
                                       Balances.

SWAP PAYMENT ALLOCATION:               For a given Class of Certificates
                                       outstanding, a pro rata share of the net
                                       swap payment owed by the Swap
                                       Counterparty (if any), based on the
                                       aggregate outstanding Certificate
                                       Principal Balance of the Class A, M and B
                                       Certificates outstanding prior to
                                       distributions of principal for that
                                       Distribution Date.

SWAP PAYMENT PRIORITY:

                                       All payments due under the Swap Agreement
                                       and any swap termination payment pursuant
                                       to the Swap Agreement will be deposited
                                       into the Swap Account, and allocated in
                                       the following order of priority, in each
                                       case after taking into account any
                                       payments made from Net Excess Monthly
                                       Cashflow:

                                       (i)     to pay any net swap payment owed
                                               to the Swap Counterparty pursuant
                                               to the Swap Agreement;
                                       (ii)    to pay any swap termination
                                               payment to the Swap Counterparty,
                                               to the extent the termination is
                                               not due to a default on the part
                                               of the Swap Counterparty;
                                       (iii)   to the Class A-1, A-2, A-3 and
                                               A-4 Certificates, the Accrued
                                               Certificate Interest and the
                                               Unpaid Accrued Certificate
                                               Interest for each class, on a pro
                                               rata basis, to the extent not yet
                                               paid;
                                       (iv)    to the Class M-1, M-2, M-3, M-4,
                                               M-5, M-6, B-1, B-2, B-3, and B-4
                                               Certificates, Accrued Certificate
                                               Interest and Unpaid Interest
                                               Shortfall for each class,
                                               sequentially and in that order,
                                               to the extent not yet paid;
                                       (v)     to be paid as principal, in
                                               accordance with the principal
                                               distribution rules in effect for
                                               such Distribution Date, as needed
                                               to maintain the required
                                               overcollateralization;
                                       (vi)    concurrently, to the Class A-1,
                                               A-2, A-3 and A-4 Certificates,
                                               any Basis Risk Carry Forward
                                               Amount for each such Class up to
                                               their respective Swap Payment
                                               Allocation, to the extent not yet
                                               paid;
                                       (vii)   sequentially, to the Class M-1,
                                               M-2, M-3, M-4, M-5, M-6, B-1,
                                               B-2, B-3, and B-4 Certificates,
                                               any Basis Risk Carry Forward
                                               Amount for each such Class up to
                                               their respective Swap Payment
                                               Allocation, to the extent not yet
                                               paid;
                                       (viii)  concurrently to LIBOR
                                               Certificates, any unpaid Basis
                                               Risk Carryforward Amount, pro
                                               rata based on need;
                                       (ix)    sequentially to the Class M-1,
                                               M-2, M-3, M-4, M-5, M-6, B-1,
                                               B-2, B-3, and B-4 Certificates
                                               the realized loss amount
                                               reimbursement, to the extent not
                                               yet paid;
                                       (x)     to pay any swap termination
                                               payment due to the Swap
                                               Counterparty, to the extent the
                                               termination is due to a default
                                               on the part of the Swap
                                               Counterparty; and
                                       (xi)    all remaining amounts to the
                                               holder of the Class X
                                               Certificate.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -10-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

ALLOCATION OF NET MONTHLY EXCESS
CASHFLOW:                              For any Distribution Date, any Net
                                       Monthly Excess Cashflow shall be paid as
                                       follows:

                                       (i)     to the Class M-1 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (ii)    to the Class M-1 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (iii)   to the Class M-2 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (iv)    to the Class M-2 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (v)     to the Class M-3 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (vi)    to the Class M-3 Certificates,
                                               their realized loss amount
                                               reimbursement
                                       (vii)   to the Class M-4 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (viii)  to the Class M-4 Certificates,
                                               their realized loss amount
                                               reimbursement
                                       (ix)    to the Class M-5 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (x)     to the Class M-5 Certificates,
                                               their realized loss amount
                                               reimbursement
                                       (xi)    to the Class M-6 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (xii)   to the Class M-6 Certificates,
                                               their realized loss amount
                                               reimbursement
                                       (xiii)  to the Class B-1 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (xiv)   to the Class B-1 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (xv)    to the Class B-2 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (xvi)   to the Class B-2 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (xvii)  to the Class B-3 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (xviii) to the Class B-3 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (xix)   to the Class B-4 Certificates,
                                               their Unpaid Interest Shortfall;
                                       (xx)    to the Class B-4 Certificates,
                                               their realized loss amount
                                               reimbursement;
                                       (xxi)   concurrently to the Class A
                                               Certificates, pro rata, any Basis
                                               Risk Carry Forward Amount for the
                                               Class A Certificates; and
                                       (xxii)  sequentially, to Classes M-1,M-2,
                                               M-3, M-4, M-5, M-6, B-1, B-2, B-3
                                               and B-4 Certificates, in such
                                               order, any Basis Risk Carry
                                               Forward Amount for such classes.

CLASS A, M, AND B BASIS RISK CARRY     As to any Distribution Date, the
ORWARD AMOUNT:                         supplemental interest amount for the
                                       Class A, M and B Certificates equals the
                                       sum of:
                                       (i)     the excess, if any, of interest
                                               that would otherwise be due on
                                               such Certificates at the
                                               respective Pass-Through Rate
                                               (without regard to the Net WAC
                                               Cap) over interest due such
                                               Certificates at a rate equal to
                                               the Net WAC Cap;
                                       (ii)    any Basis Risk Carry Forward
                                               Amount with respect to the
                                               related Class of Certificates
                                               remaining unpaid from prior
                                               Distribution Dates; and
                                       (iii)   interest on the amount in clause
                                               (ii) at the respective
                                               Pass-Through Rate (without regard
                                               to the Net WAC Cap).

PRE-FUNDING ACCOUNT PAYMENT:           Any funds remaining in the Pre-Funding
                                       Account not used to purchase additional
                                       Mortgage Loans during the Pre-Funding
                                       Period will be paid to the Class A
                                       Certificates.

INTEREST REMITTANCE AMOUNT:            For any Distribution Date, the portion of
                                       available funds for such Distribution
                                       Date attributable to interest received or
                                       advanced on the Mortgage Loans.

ACCRUED CERTIFICATE INTEREST:          For any Distribution Date and each class
                                       of LIBOR Certificates, equals the amount
                                       of interest accrued during the related
                                       interest accrual period at the related
                                       Pass-Through Rate, reduced by that class
                                       share of prepayment interest shortfalls
                                       and any shortfalls resulting from the
                                       application of the Servicemembers Civil
                                       Relief Act or similar state or local law.

PRINCIPAL DISTRIBUTION AMOUNT:         On any Distribution Date, the sum of (i)
                                       the Basic Principal Distribution Amount
                                       and (ii) the Extra Principal Distribution
                                       Amount.

BASIC PRINCIPAL DISTRIBUTION AMOUNT:   On any Distribution Date, the excess of
                                       (i) the aggregate Principal Remittance
                                       Amount over (ii) the Excess Subordinated
                                       Amount, if any.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -11-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

PRINCIPAL REMITTANCE AMOUNT:           On any Distribution Date, the sum of (i)
                                       all scheduled payments of principal
                                       collected or advanced on the Mortgage
                                       Loans during the prior Due Period, (ii)
                                       the principal portion of all partial and
                                       full prepayments received during the
                                       month prior to the month during which
                                       such Distribution Date occurs, (iii) the
                                       principal portion of all net liquidation
                                       proceeds and net insurance proceeds
                                       received during the month prior to the
                                       month during which such Distribution Date
                                       occurs, (iv) the principal portion of
                                       repurchased Mortgage Loans with respect
                                       to such Distribution Date, (v) the
                                       principal portion of substitution
                                       adjustments received in connection with
                                       the substitution of a Mortgage Loan with
                                       respect to such Distribution Date, and
                                       (vi) the principal portion of the
                                       termination price if the Optional Clean
                                       Up Call is exercised.

NET MONTHLY EXCESS CASHFLOW:           For any Distribution Date is the amount
                                       of funds received from the Mortgage Loans
                                       available for distribution on such
                                       Distribution Date remaining after making
                                       all payments of interest and principal to
                                       the certificates and any payments made to
                                       the Swap Provider.

EXTRA PRINCIPAL DISTRIBUTION AMOUNT:   For any Distribution Date, the lesser of
                                       (i) the excess of (x) interest collected
                                       or advanced on the Mortgage Loans during
                                       the related Due Period (less fees and
                                       reimbursements owed to the Servicer, the
                                       Trustee and net swap payments to the Swap
                                       Counterparty), over (y) the sum of the
                                       interest distribution on the LIBOR
                                       Certificates on such Distribution Date
                                       and (ii) the amount by which the
                                       overcollateralization is deficient for
                                       such Distribution Date.

EXCESS SUBORDINATED AMOUNT:            For any Distribution Date, means the
                                       excess, if any of (i) the
                                       overcollateralization over (ii) the
                                       required overcollateralization for such
                                       Distribution Date.

CLASS A PRINCIPAL DISTRIBUTION         For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the
                                       Certificate Principal Balance of the
                                       Class A Certificates immediately prior to
                                       such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 59.10% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

CLASS M-1 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date) and (ii) the
                                       Certificate Principal Balance of the
                                       Class M-1 Certificates immediately prior
                                       to such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 66.40% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

CLASS M-2 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date) and (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 73.00% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of
                                       the related Due Period and (B) the
                                       excess, if any, of the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related Due
                                       Period minus approximately $4,639,175.

CLASS M-3 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), and
                                       (iv) the Certificate Principal Balance of
                                       the Class M-3 Certificates immediately
                                       prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i)
                                       approximately 76.80% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -12-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

CLASS M-4 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date) and (v) the
                                       Certificate Principal Balance of the
                                       Class M-4 Certificates immediately prior
                                       to such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 80.20% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

CLASS M-5 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date) and (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 83.50% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of
                                       the related Due Period and (B) the
                                       excess, if any, of the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related Due
                                       Period minus approximately $4,639,175.

CLASS M-6 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date), (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       (after taking into account the payment of
                                       the Class M-5 Principal Distribution
                                       Amount on such Distribution Date) and
                                       (vii) the Certificate Principal Balance
                                       of the Class M-6 Certificates immediately
                                       prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i)
                                       approximately 86.60% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -13-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

CLASS B-1 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date), (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       (after taking into account the payment of
                                       the Class M-5 Principal Distribution
                                       Amount on such Distribution Date), (vii)
                                       the Certificate Principal Balance of the
                                       Class M-6 Certificates (after taking into
                                       account the payment of the Class M-6
                                       Principal Distribution Amount on such
                                       Distribution Date) and (viii) the
                                       Certificate Principal Balance of the
                                       Class B-1 Certificates immediately prior
                                       to such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 89.50% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

CLASS B-2 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date), (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       (after taking into account the payment of
                                       the Class M-5 Principal Distribution
                                       Amount on such Distribution Date), (vii)
                                       the Certificate Principal Balance of the
                                       Class M-6 Certificates (after taking into
                                       account the payment of the Class M-6
                                       Principal Distribution Amount on such
                                       Distribution Date), (viii) the
                                       Certificate Principal Balance of the
                                       Class B-1 Certificates (after taking into
                                       account the payment of the Class B-1
                                       Principal Distribution Amount on such
                                       Distribution Date) and (ix) the
                                       Certificate Principal Balance of the
                                       Class B-2 Certificates immediately prior
                                       to such Distribution Date over (y) the
                                       lesser of (A) the product of (i)
                                       approximately 92.00% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -14-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

CLASS B-3 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date), (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       (after taking into account the payment of
                                       the Class M-5 Principal Distribution
                                       Amount on such Distribution Date), (vii)
                                       the Certificate Principal Balance of the
                                       Class M-6 Certificates (after taking into
                                       account the payment of the Class M-6
                                       Principal Distribution Amount on such
                                       Distribution Date), (viii) the
                                       Certificate Principal Balance of the
                                       Class B-1 Certificates (after taking into
                                       account the payment of the Class B-1
                                       Principal Distribution Amount on such
                                       Distribution Date), (ix) the Certificate
                                       Principal Balance of the Class B-2
                                       Certificates (after taking into account
                                       the payment of the Class B-2 Principal
                                       Distribution Amount on such Distribution
                                       Date) and (x) the Certificate Principal
                                       Balance of the Class B-3 Certificates
                                       immediately prior to such Distribution
                                       Date over (y) the lesser of (A) the
                                       product of (i) approximately 94.00% and
                                       (ii) the aggregate principal balance of
                                       the Mortgage Loans as of the last day of
                                       the related Due Period and (B) the
                                       excess, if any, of the aggregate
                                       principal balance of the Mortgage Loans
                                       as of the last day of the related Due
                                       Period minus approximately $4,639,175.

CLASS B-4 PRINCIPAL DISTRIBUTION       For any Distribution Date, an amount
AMOUNT:                                equal to the excess of (x) the sum of (i)
                                       the Certificate Principal Balance of the
                                       Class A Certificates (after taking into
                                       account the payment of the Class A
                                       Principal Distribution Amount on such
                                       Distribution Date), (ii) the Certificate
                                       Principal Balance of the Class M-1
                                       Certificates (after taking into account
                                       the payment of the Class M-1 Principal
                                       Distribution Amount on such Distribution
                                       Date), (iii) the Certificate Principal
                                       Balance of the Class M-2 Certificates
                                       (after taking into account the payment of
                                       the Class M-2 Principal Distribution
                                       Amount on such Distribution Date), (iv)
                                       the Certificate Principal Balance of the
                                       Class M-3 Certificates (after taking into
                                       account the payment of the Class M-3
                                       Principal Distribution Amount on such
                                       Distribution Date), (v) the Certificate
                                       Principal Balance of the Class M-4
                                       Certificates (after taking into account
                                       the payment of the Class M-4 Principal
                                       Distribution Amount on such Distribution
                                       Date), (vi) the Certificate Principal
                                       Balance of the Class M-5 Certificates
                                       (after taking into account the payment of
                                       the Class M-5 Principal Distribution
                                       Amount on such Distribution Date), (vii)
                                       the Certificate Principal Balance of the
                                       Class M-6 Certificates (after taking into
                                       account the payment of the Class M-6
                                       Principal Distribution Amount on such
                                       Distribution Date), (viii) the
                                       Certificate Principal Balance of the
                                       Class B-1 Certificates (after taking into
                                       account the payment of the Class B-1
                                       Principal Distribution Amount on such
                                       Distribution Date), (ix) the Certificate
                                       Principal Balance of the Class B-2
                                       Certificates (after taking into account
                                       the payment of the Class B-2 Principal
                                       Distribution Amount on such Distribution
                                       Date), (x) the Certificate Principal
                                       Balance of the Class B-3 Certificates
                                       (after taking into account the payment of
                                       the Class B-3 Principal Distribution
                                       Amount on such Distribution Date) and
                                       (xi) the Certificate Principal Balance of
                                       the Class B-4 Certificates immediately
                                       prior to such Distribution Date over (y)
                                       the lesser of (A) the product of (i)
                                       approximately 96.00% and (ii) the
                                       aggregate principal balance of the
                                       Mortgage Loans as of the last day of the
                                       related Due Period and (B) the excess, if
                                       any, of the aggregate principal balance
                                       of the Mortgage Loans as of the last day
                                       of the related Due Period minus
                                       approximately $4,639,175.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -15-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

ALLOCATION OF LOSSES:                  If on any distribution date, after giving
                                       effect to all distributions of principal
                                       as described above and allocations of
                                       payments from the Swap Account to pay
                                       principal as described under "--Swap
                                       Payment Priority", the aggregate Class
                                       Certificate Balances of the LIBOR
                                       Certificates exceeds the aggregate Stated
                                       Principal Balance of the mortgage loans
                                       for that distribution date, the Class
                                       Certificate Balance of the applicable
                                       Class M or Class B certificates will be
                                       reduced, in inverse order of seniority
                                       (beginning with the Class B-4
                                       certificates) by an amount equal to that
                                       excess, until that Class Certificate
                                       Balance is reduced to zero. This
                                       reduction of a Class Certificate Balance
                                       for Realized Losses is referred to as an
                                       "Applied Realized Loss Amount." In the
                                       event Applied Realized Loss Amounts are
                                       allocated to any class of certificates,
                                       its Class Certificate Balance will be
                                       reduced by the amount so allocated, and
                                       no funds will be distributable with
                                       respect to interest or Basis Risk
                                       CarryForward Amounts on the amounts
                                       written down on that distribution date or
                                       any future distribution dates, even if
                                       funds are otherwise available for
                                       distribution. Notwithstanding the
                                       foregoing, if after an Applied Realized
                                       Loss Amount is allocated to reduce the
                                       Class Certificate Balance of any class of
                                       certificates, amounts are received with
                                       respect to any mortgage loan or related
                                       mortgaged property that had previously
                                       been liquidated or otherwise disposed of
                                       (any such amount being referred to as a
                                       "Subsequent Recovery"), the Class
                                       Certificate Balance of each class of
                                       certificates that has been previously
                                       reduced by Applied Realized Loss Amounts
                                       will be increased, in order of seniority,
                                       by the amount of the Subsequent
                                       Recoveries (but not in excess of the
                                       Unpaid Realized Loss Amount for the
                                       applicable class of Subordinated
                                       Certificates for the related distribution
                                       date). Any Subsequent Recovery that is
                                       received during a Prepayment Period will
                                       be treated as Liquidation Proceeds and
                                       included as part of the Principal
                                       Remittance Amount for the related
                                       distribution date.

ORIGINAL LOAN SELLERS:                 Allstate Home Loans, Inc.
                                       Chapel Mortgage Corporation
                                       Encore Credit Corp.
                                       First Bank Mortgage
                                       First Horizon Home Loan Corp.
                                       First NLC Financial Services
                                       FlexPoint Funding Corp.
                                       Fremont Investment & Loan, Inc.
                                       Homeowners Loan Corp.
                                       Lenders Direct Capital Corporation
                                       Lime Financial Services, Ltd.
                                       Mandalay Mortgage, LLC
                                       Master Financial, Inc.
                                       NC Capital Corporation
                                       Platinum Capital Group
                                       Rose Mortgage Corp.
                                       Town and Country Credit Corp.

TRUST TAX STATUS:                      Portions of the trust will be treated as
                                       multiple real estate mortgage investment
                                       conduits, or REMICs, for federal income
                                       tax purposes. The LIBOR Certificates will
                                       represent regular interests in a REMIC,
                                       which will be treated as debt instruments
                                       of a REMIC, and interests in certain
                                       basis risk interest carry forward
                                       payments, pursuant to the payment
                                       priorities in the transaction. Each
                                       interest in basis risk interest carry
                                       forward payments will be treated as an
                                       interest rate cap contract for federal
                                       income tax purposes.

ERISA ELIGIBILITY:                     The LIBOR Certificates are expected to be
                                       ERISA eligible. Plan fiduciaries should
                                       note the additional representations
                                       deemed to be made because of the Swap
                                       Agreement, which will be described under
                                       "ERISA Considerations" in the free
                                       writing prospectus and the prospectus
                                       supplement for the IXIS Real Estate
                                       Capital Trust 2006-HE1 transaction.

SMMEA ELIGIBILITY:                     It is anticipated that none of the LIBOR
                                       Certificates will be SMMEA eligible.

REGISTRATION STATEMENT AND             This term sheet does not contain all
PROSPECTUS:                            information that is required to be
                                       included in a registration statement, or
                                       in a base prospectus and prospectus
                                       supplement.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -16-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                                       The Depositor has filed a registration
                                       statement (including a prospectus) with
                                       the SEC for the offering to which this
                                       communication relates. Before you invest,
                                       you should read the prospectus in that
                                       registration statement and other
                                       documents the Depositor has filed with
                                       the SEC for more complete information
                                       about the issuer and this offering. You
                                       may get these documents for free by
                                       visiting EDGAR on the SEC Web site at
                                       www.sec.gov. Alternatively, the Depositor
                                       or any underwriter or any dealer
                                       participating in the offering will
                                       arrange to send you the prospectus if you
                                       request it by calling toll-free
                                       1-866-718-1649. The registration
                                       statement referred to above (including
                                       the prospectus) is incorporated in this
                                       term sheet by reference. and may be
                                       accessed by clicking on the following
                                       hyperlink:
                                       http://sec.gov/Archives/edgar/data/
                                       1030442/000090514805002830/0000905148
                                       -05-002830.txt.

RISK FACTORS:                          PLEASE SEE "RISK FACTORS" IN THE
                                       PROSPECTUS INCLUDED IN THE REGISTRATION
                                       STATEMENT AND IN THE FREE WRITING
                                       PROSPECTUS AND THE PROSPECTUS SUPPLEMENT
                                       FOR IXIS REAL ESTATE CAPITAL TRUST
                                       2006-HE1 TRANSACTION REFERRED FOR A
                                       DESCRIPTION OF INFORMATION THAT SHOULD BE
                                       CONSIDERED IN CONNECTION WITH AN
                                       INVESTMENT IN THE LIBOR CERTIFICATES.

STATIC POOL INFORMATION:               Information concerning the sponsor's
                                       prior residential mortgage loan
                                       securitizations involving fixed- and
                                       adjustable-rate subprime mortgage loans
                                       secured by first- or second-lien
                                       mortgages or deeds of trust in
                                       residential real properties issued by the
                                       depositor is available on the internet at
                                       http://www.morganstanley.com/
                                       institutional/abs_spi/IXIS.html.
                                       On this website, you can view for each of
                                       these securitizations, summary pool
                                       information as of the applicable
                                       securitization cut-off date and
                                       delinquency, cumulative loss, and
                                       prepayment information as of each
                                       distribution date by securitization for
                                       the past five years, or since the
                                       applicable securitization closing date if
                                       the applicable securitization closing
                                       date occurred less than five years from
                                       the date of this term sheet. Each of
                                       these mortgage loan securitizations is
                                       unique, and the characteristics of each
                                       securitized mortgage loan pool varies
                                       from each other as well as from the
                                       mortgage loans to be included in the
                                       trust that will issue the certificates
                                       offered by this term sheet. In addition,
                                       the performance information relating to
                                       the prior securitizations described above
                                       may have been influenced by factors
                                       beyond the sponsor's control, such as
                                       housing prices and market interest rates.
                                       Therefore, the performance of these prior
                                       mortgage loan securitizations is likely
                                       not to be indicative of the future
                                       performance of the mortgage loans to be
                                       included in the trust related to this
                                       offering.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -17-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                              SENSITIVITY ANALYSIS
                              --------------------

------------------------------------------------------------------------------------------------------------------
                                                        TO 10% CALL
         ---------------------------------------------------------------------------------------------------------
         % OF PPC                50          60          75          100          125         150         175
------------------------------------------------------------------------------------------------------------------

         WAL (YRS)              1.63        1.35        1.08         0.80        0.63         0.51        0.42
         FIRST PAYMENT DATE  3/25/2006   3/25/2006    3/25/2006   3/25/2006    3/25/2006   3/25/2006   3/25/2006
  A-1    EXPECTED FINAL
         MATURITY            8/25/2009   1/25/2009    6/25/2008   10/25/2007   6/25/2007   3/25/2007   1/25/2007
         WINDOW                1 - 42      1 - 35      1 - 28       1 - 20      1 - 16       1 - 13      1 - 11
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              4.23        3.51        2.77         2.00        1.56         1.25        1.03
         FIRST PAYMENT DATE  8/25/2009   1/25/2009    6/25/2008   10/25/2007   6/25/2007   3/25/2007   1/25/2007
  A-2    EXPECTED FINAL
         MATURITY            5/25/2011   6/25/2010    7/25/2009   7/25/2008   12/25/2007   8/25/2007   5/25/2007
         WINDOW               42 - 63     35 - 52      28 - 41     20 - 29      16 - 22     13 - 18     11 - 15
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              7.80        6.49        5.13         3.50        2.30         1.84        1.51
         FIRST PAYMENT DATE  5/25/2011   6/25/2010    7/25/2009   7/25/2008   12/25/2007   8/25/2007   5/25/2007
  A-3    EXPECTED FINAL
         MATURITY            5/25/2017   7/25/2015    8/25/2013   7/25/2011   12/25/2008   5/25/2008   12/25/2007
         WINDOW               63 - 135    52 - 113     41 - 90     29 - 65      22 - 34     18 - 27     15 - 22
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             13.76       11.53        9.16         6.70        4.82         2.62        2.14
         FIRST PAYMENT DATE  5/25/2017   7/25/2015    8/25/2013   7/25/2011   12/25/2008   5/25/2008   12/25/2007
  A-4    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   2/25/2009   8/25/2008
         WINDOW              135 - 174   113 - 146    90 - 116     65 - 85      34 - 66     27 - 36     22 - 30
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.93        4.73         4.28        3.32
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   9/25/2009    4/25/2010   2/25/2009   8/25/2008
  M-1    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     43 - 85      50 - 66     36 - 52     30 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.86        4.40         4.32        3.57
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   7/25/2009   12/25/2009   6/25/2010   9/25/2009
  M-2    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     41 - 85      46 - 66     52 - 52     43 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.82        4.25         4.27        3.56
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   6/25/2009   10/25/2009   3/25/2010   8/25/2009
  M-3    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     40 - 85      44 - 66     49 - 52     42 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.80        4.17         4.06        3.41
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   6/25/2009    8/25/2009   12/25/2009  5/25/2009
  M-4    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     40 - 85      42 - 66     46 - 52     39 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.78        4.10         3.89        3.26
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   5/25/2009    7/25/2009   10/25/2009  3/25/2009
  M-5    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     39 - 85      41 - 66     44 - 52     37 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.77        4.05         3.77        3.15
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    6/25/2009   8/25/2009   1/25/2009
  M-6    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     38 - 85      40 - 66     42 - 52     35 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.75        4.01         3.67        3.05
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    5/25/2009   7/25/2009   12/25/2008
  B-1    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     38 - 85      39 - 66     41 - 52     34 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.75        3.98         3.60        2.99
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    4/25/2009   6/25/2009   11/25/2008
  B-2    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     38 - 85      38 - 66     40 - 52     33 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.56        7.98        6.32         4.73        3.94         3.54        2.95
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   3/25/2009    4/25/2009   5/25/2009   10/25/2008
  B-3    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     37 - 85      38 - 66     39 - 52     32 - 43
------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.49        7.92        6.28         4.70        3.91         3.48        2.88
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   3/25/2009    3/25/2009   4/25/2009   10/25/2008
  B-4    EXPECTED FINAL
         MATURITY            8/25/2020   4/25/2018   10/25/2015   3/25/2013    8/25/2011   6/25/2010   9/25/2009
         WINDOW               55 - 174    46 - 146    37 - 116     37 - 85      37 - 66     38 - 52     32 - 43
------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -18-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)
                           ---------------------------

-------------------------------------------------------------------------------------------------------------------

                                                       TO MATURITY
         ---------------------------------------------------------------------------------------------------------
         % OF PPC                50          60          75          100          125         150         175
-------------------------------------------------------------------------------------------------------------------

         WAL (YRS)              1.63        1.35        1.08         0.80        0.63         0.51        0.42
         FIRST PAYMENT DATE  3/25/2006   3/25/2006    3/25/2006   3/25/2006    3/25/2006   3/25/2006   3/25/2006
  A-1    EXPECTED FINAL
         MATURITY            8/25/2009   1/25/2009    6/25/2008   10/25/2007   6/25/2007   3/25/2007   1/25/2007
         WINDOW                1 - 42      1 - 35      1 - 28       1 - 20      1 - 16       1 - 13      1 - 11
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              4.23        3.51        2.77         2.00        1.56         1.25        1.03
         FIRST PAYMENT DATE  8/25/2009   1/25/2009    6/25/2008   10/25/2007   6/25/2007   3/25/2007   1/25/2007
  A-2    EXPECTED FINAL
         MATURITY            5/25/2011   6/25/2010    7/25/2009   7/25/2008   12/25/2007   8/25/2007   5/25/2007
         WINDOW               42 - 63     35 - 52      28 - 41     20 - 29      16 - 22     13 - 18     11 - 15
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              7.80        6.49        5.13         3.50        2.30         1.84        1.51
         FIRST PAYMENT DATE  5/25/2011   6/25/2010    7/25/2009   7/25/2008   12/25/2007   8/25/2007   5/25/2007
  A-3    EXPECTED FINAL
         MATURITY            5/25/2017   7/25/2015    8/25/2013   7/25/2011   12/25/2008   5/25/2008   12/25/2007
         WINDOW               63 - 135    52 - 113     41 - 90     29 - 65      22 - 34     18 - 27     15 - 22
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             16.37       13.99        11.28        8.31        6.05         2.62        2.14
         FIRST PAYMENT DATE  5/25/2017   7/25/2015    8/25/2013   7/25/2011   12/25/2008   5/25/2008   12/25/2007
  A-4    EXPECTED FINAL
         MATURITY            3/25/2033   11/25/2030   1/25/2027   11/25/2021   7/25/2018   2/25/2009   8/25/2008
         WINDOW              135 - 325   113 - 297    90 - 251     65 - 189    34 - 149     27 - 36     22 - 30
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.41        8.78        7.01         5.44        5.13         6.97        5.26
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   9/25/2009    4/25/2010   2/25/2009   8/25/2008
  M-1    EXPECTED FINAL
         MATURITY            7/25/2030   9/25/2027   11/25/2023   6/25/2019    6/25/2016   1/25/2016   4/25/2014
         WINDOW               55 - 293    46 - 259    37 - 213     43 - 160    50 - 124     36 - 119    30 - 98
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.39        8.75        6.98         5.36        4.79         5.15        4.40
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   7/25/2009   12/25/2009   8/25/2010   12/25/2009
  M-2    EXPECTED FINAL
         MATURITY            11/25/2029  11/25/2026   2/25/2023   11/25/2018   1/25/2016   1/25/2014   8/25/2012
         WINDOW               55 - 285    46 - 249    37 - 204     41 - 153    46 - 119     54 - 95     46 - 78
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.36        8.72        6.96         5.30        4.61         4.60        3.87
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   6/25/2009   10/25/2009   3/25/2010   8/25/2009
  M-3    EXPECTED FINAL
         MATURITY            12/25/2028  12/25/2025   4/25/2022   3/25/2018    7/25/2015   8/25/2013   4/25/2012
         WINDOW               55 - 274    46 - 238    37 - 194     40 - 145    44 - 113     49 - 90     42 - 74
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.33        8.69        6.93         5.26        4.52         4.35        3.64
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   6/25/2009    8/25/2009   12/25/2009  5/25/2009
  M-4    EXPECTED FINAL
         MATURITY            4/25/2028   5/25/2025    9/25/2021   10/25/2017   2/25/2015   5/25/2013   1/25/2012
         WINDOW               55 - 266    46 - 231    37 - 187     40 - 140    42 - 108     46 - 87     39 - 71
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.29        8.66        6.91         5.21        4.43         4.16        3.47
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   5/25/2009    7/25/2009   10/25/2009  3/25/2009
  M-5    EXPECTED FINAL
         MATURITY            8/25/2027   8/25/2024    2/25/2021   4/25/2017   10/25/2014   1/25/2013   10/25/2011
         WINDOW               55 - 258    46 - 222    37 - 180     39 - 134    41 - 104     44 - 83     37 - 68
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.24        8.60        6.86         5.17        4.35         4.02        3.34
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    6/25/2009   8/25/2009   1/25/2009
  M-6    EXPECTED FINAL
         MATURITY            9/25/2026   10/25/2023   8/25/2020   10/25/2016   5/25/2014   9/25/2012   7/25/2011
         WINDOW               55 - 247    46 - 212    37 - 174     38 - 128     40 - 99     42 - 79     35 - 65
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.15        8.52        6.80         5.10        4.27         3.89        3.22
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    5/25/2009   7/25/2009   12/25/2008
  B-1    EXPECTED FINAL
         MATURITY            9/25/2025   11/25/2022  10/25/2019   2/25/2016   11/25/2013   4/25/2012   3/25/2011
         WINDOW               55 - 235    46 - 201    37 - 164     38 - 120     39 - 93     41 - 74     34 - 61
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)             10.02        8.41        6.70         5.03        4.18         3.77        3.12
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   4/25/2009    4/25/2009   6/25/2009   11/25/2008
  B-2    EXPECTED FINAL
         MATURITY            6/25/2024   9/25/2021   10/25/2018   6/25/2015    4/25/2013   11/25/2011  10/25/2010
         WINDOW               55 - 220    46 - 187    37 - 152     38 - 112     38 - 86     40 - 69     33 - 56
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.83        8.26        6.56         4.90        4.07         3.65        3.03
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   3/25/2009    4/25/2009   5/25/2009   10/25/2008
  B-3    EXPECTED FINAL
         MATURITY            1/25/2023   8/25/2020    9/25/2017   8/25/2014    9/25/2012   5/25/2011   5/25/2010
         WINDOW               55 - 203    46 - 174    37 - 139     37 - 102     38 - 79     39 - 63     32 - 51
-------------------------------------------------------------------------------------------------------------------
         WAL (YRS)              9.52        7.97        6.32         4.72        3.92         3.50        2.89
         FIRST PAYMENT DATE  9/25/2010   12/25/2009   3/25/2009   3/25/2009    3/25/2009   4/25/2009   10/25/2008
  B-4    EXPECTED FINAL
         MATURITY            6/25/2021   3/25/2019    7/25/2016   10/25/2013   1/25/2012   10/25/2010  12/25/2009
         WINDOW               55 - 184    46 - 157    37 - 125     37 - 92      37 - 71     38 - 56     32 - 46
-------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -19-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                           SENSITIVITY ANALYSIS (CONT)
                           ---------------------------

--------------------------------------------------------------------------------------------------
            TO 10% CALL
            --------------------------------------------------------------------------------------
            CPR %                                  20               25               30
--------------------------------------------------------------------------------------------------

            WAL (YRS)                             1.10             0.87             0.72
    A-1     FIRST PAYMENT DATE                 3/25/2006        3/25/2006         3/25/2006
            EXPECTED FINAL MATURITY            6/25/2008        12/25/2007        8/25/2007
            WINDOW                               1 - 28           1 - 22           1 - 18
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             2.86             2.22             1.81
    A-2     FIRST PAYMENT DATE                 6/25/2008        12/25/2007        8/25/2007
            EXPECTED FINAL MATURITY            9/25/2009        10/25/2008        4/25/2008
            WINDOW                              28 - 43          22 - 32           18 - 26
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             5.32             4.07             2.97
    A-3     FIRST PAYMENT DATE                 9/25/2009        10/25/2008        4/25/2008
            EXPECTED FINAL MATURITY            11/25/2013       3/25/2012         1/25/2011
            WINDOW                              43 - 93          32 - 73           26 - 59
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             9.48             7.48             6.07
    A-4     FIRST PAYMENT DATE                 11/25/2013       3/25/2012         1/25/2011
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              93 - 120         73 - 95           59 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.29             4.73
    M-1     FIRST PAYMENT DATE                 3/25/2009        7/25/2009        11/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         41 - 95           45 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.26             4.60
    M-2     FIRST PAYMENT DATE                 3/25/2009        6/25/2009         9/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         40 - 95           43 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.24             4.53
    M-3     FIRST PAYMENT DATE                 3/25/2009        5/25/2009         8/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         39 - 95           42 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.24             4.49
    M-4     FIRST PAYMENT DATE                 3/25/2009        5/25/2009         7/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         39 - 95           41 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.22             4.46
    M-5     FIRST PAYMENT DATE                 3/25/2009        4/25/2009         6/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         38 - 95           40 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.22             4.44
    M-6     FIRST PAYMENT DATE                 3/25/2009        4/25/2009         5/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         38 - 95           39 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.22             4.42
    B-1        FIRST PAYMENT DATE                 3/25/2009        3/25/2009         4/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         37 - 95           38 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.20             4.40
    B-2     FIRST PAYMENT DATE                 3/25/2009        3/25/2009         4/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         37 - 95           38 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.55             5.20             4.40
    B-3     FIRST PAYMENT DATE                 3/25/2009        3/25/2009         4/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         37 - 95           38 - 77
--------------------------------------------------------------------------------------------------
            WAL (YRS)                             6.50             5.16             4.34
    B-4     FIRST PAYMENT DATE                 3/25/2009        3/25/2009         3/25/2009
            EXPECTED FINAL MATURITY            2/25/2016        1/25/2014         7/25/2012
            WINDOW                              37 - 120         37 - 95           37 - 77

--------------------------------------------------------------------------------------------------
            TO MATURITY
            --------------------------------------------------------------------------------------
            CPR %                                    20              25               30
--------------------------------------------------------------------------------------------------

            WAL (YRS)                               1.10            0.87             0.72
    A-1     FIRST PAYMENT DATE                   3/25/2006        3/25/2006       3/25/2006
            EXPECTED FINAL MATURITY              6/25/2008       12/25/2007       8/25/2007
            WINDOW                                 1 - 28          1 - 22           1 - 18
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               2.86            2.22             1.81
    A-2     FIRST PAYMENT DATE                   6/25/2008       12/25/2007       8/25/2007
            EXPECTED FINAL MATURITY              9/25/2009       10/25/2008       4/25/2008
            WINDOW                                28 - 43          22 - 32         18 - 26
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               5.32            4.07             2.97
    A-3     FIRST PAYMENT DATE                   9/25/2009       10/25/2008       4/25/2008
            EXPECTED FINAL MATURITY              11/25/2013       3/25/2012       1/25/2011
            WINDOW                                43 - 93          32 - 73         26 - 59
--------------------------------------------------------------------------------------------------
            WAL (YRS)                              11.68            9.24             7.53
    A-3     FIRST PAYMENT DATE                   11/25/2013       3/25/2012       1/25/2011
            EXPECTED FINAL MATURITY              9/25/2027        8/25/2023       8/25/2020
            WINDOW                                93 - 259        73 - 210         59 - 174
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.26            5.85             5.21
    M-1     FIRST PAYMENT DATE                   3/25/2009        7/25/2009       11/25/2009
            EXPECTED FINAL MATURITY              7/25/2024       11/25/2020       3/25/2018
            WINDOW                                37 - 221        41 - 177         45 - 145
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.23            5.81             5.06
    M-2     FIRST PAYMENT DATE                   3/25/2009        6/25/2009       9/25/2009
            EXPECTED FINAL MATURITY              10/25/2023       4/25/2020       9/25/2017
            WINDOW                                37 - 212        40 - 170         43 - 139
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.21            5.76             4.97
    M-3     FIRST PAYMENT DATE                   3/25/2009        5/25/2009       8/25/2009
            EXPECTED FINAL MATURITY              12/25/2022       7/25/2019       2/25/2017
            WINDOW                                37 - 202        39 - 161         42 - 132
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.18            5.74             4.91
    M-4     FIRST PAYMENT DATE                   3/25/2009        5/25/2009       7/25/2009
            EXPECTED FINAL MATURITY              5/25/2022        2/25/2019       9/25/2016
            WINDOW                                37 - 195        39 - 156         41 - 127
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.15            5.70             4.86
    M-5     FIRST PAYMENT DATE                   3/25/2009        4/25/2009       6/25/2009
            EXPECTED FINAL MATURITY              9/25/2021        7/25/2018       4/25/2016
            WINDOW                                37 - 187        38 - 149         40 - 122
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.10            5.66             4.80
    M-6     FIRST PAYMENT DATE                   3/25/2009        4/25/2009       5/25/2009
            EXPECTED FINAL MATURITY              12/25/2020      12/25/2017       10/25/2015
            WINDOW                                37 - 178        38 - 142         39 - 116
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               7.04            5.60             4.74
    B-1     FIRST PAYMENT DATE                   3/25/2009        3/25/2009       4/25/2009
            EXPECTED FINAL MATURITY              3/25/2020        4/25/2017       3/25/2015
            WINDOW                                37 - 169        37 - 134         38 - 109
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               6.94            5.50             4.65
    B-2     FIRST PAYMENT DATE                   3/25/2009        3/25/2009       4/25/2009
            EXPECTED FINAL MATURITY              3/25/2019        6/25/2016       7/25/2014
            WINDOW                                37 - 157        37 - 124         38 - 101
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               6.79            5.39             4.55
    B-3     FIRST PAYMENT DATE                   3/25/2009        3/25/2009       4/25/2009
            EXPECTED FINAL MATURITY              2/25/2018        8/25/2015       10/25/2013
            WINDOW                                37 - 144        37 - 114         38 - 92
--------------------------------------------------------------------------------------------------
            WAL (YRS)                               6.54            5.19             4.36
    B-4     FIRST PAYMENT DATE                   3/25/2009        3/25/2009       3/25/2009
            EXPECTED FINAL MATURITY              12/25/2016       8/25/2014       1/25/2013
            WINDOW                                37 - 130        37 - 102         37 - 83
--------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -20-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD      A-1 CAP%      A-2 CAP%     A-3 CAP%      A-4 CAP%     M-1 CAP%      M-2 CAP%     M-3 CAP%
------      --------      --------     --------      --------     --------      --------     --------
           ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

    1          (3)          (3)           (3)          (3)           (3)          (3)           (3)
    2          (3)          (3)           (3)          (3)           (3)          (3)           (3)
    3          (3)          (3)           (3)          (3)           (3)          (3)           (3)
    4         20.08        20.14         20.20        20.48         21.05        21.10         21.16
    5         20.08        20.14         20.20        20.30         20.38        20.40         20.42
    6         20.08        20.14         20.20        20.30         20.38        20.40         20.42
    7         20.08        20.14         20.20        20.30         20.38        20.40         20.42
    8         20.08        20.14         20.20        20.30         20.38        20.40         20.42
    9         20.08        20.14         20.20        20.30         20.38        20.40         20.42
   10         20.08        20.14         20.20        20.30         20.38        20.40         20.42
   11         20.08        20.14         20.20        20.29         20.20        20.21         20.22
   12         20.08        20.08         20.08        20.08         19.82        19.82         19.82
   13         20.08        20.21         20.27        20.28         20.04        20.05         20.05
   14         19.68        19.68         19.68        19.68         19.40        19.40         19.40
   15         19.61        19.61         19.61        19.61         19.31        19.31         19.31
   16         19.30        19.30         19.30        19.30         18.99        18.99         18.99
   17         19.25        19.25         19.25        19.25         18.92        18.92         18.92
   18         18.94        18.94         18.94        18.94         18.61        18.61         18.61
   19         18.76        18.76         18.76        18.76         18.42        18.42         18.42
   20         18.70        18.70         18.70        18.70         18.33        18.33         18.33
   21           -          18.37         18.37        18.37         18.00        18.00         18.00
   22           -          14.01         14.01        14.01         13.53        13.53         13.53
   23           -          12.67         12.67        12.67         12.16        12.16         12.16
   24           -          12.27         12.27        12.27         11.72        11.72         11.72
   25           -          12.55         12.55        12.55         11.94        11.94         11.94
   26           -          11.85         11.85        11.85         11.25        11.25         11.25
   27           -          12.16         12.16        12.16         11.51        11.51         11.51
   28           -          12.53         12.53        12.53         11.82        11.82         11.82
   29           -          13.09         13.09        13.09         12.31        12.31         12.31
   30           -            -           12.82        12.82         12.03        12.03         12.03
   31           -            -           12.90        12.90         12.05        12.05         12.05
   32           -            -           13.29        13.29         12.37        12.37         12.37
   33           -            -           12.92        12.92         11.98        11.98         11.98
   34           -            -           13.58        13.58         12.47        12.47         12.47
   35           -            -           13.28        13.28         12.12        12.12         12.12
   36           -            -           13.36        13.36         12.13        12.13         12.13
   37           -            -           53.54        53.54         13.36        13.36         13.36
   38           -            -           15.75        15.75         12.14        12.14         12.14
   39           -            -           16.14        16.14         12.52        12.52         12.52
   40           -            -           16.31        16.31         12.84        12.84         12.84
   41           -            -           16.87        16.87         13.37        13.37         13.37
   42           -            -           16.32        16.32         13.02        13.02         13.02
   43           -            -           16.29        16.29         13.07        13.07         13.07
   44           -            -           16.71        16.71         13.48        13.48         13.48
   45           -            -           16.12        16.12         13.07        13.07         13.07

Period      M-4 Cap%     M-5 Cap%      M-6 Cap%     B-1 Cap%      B-2 Cap%     B-3 Cap%     B-4 Cap%
------      --------     --------      --------     --------      --------     --------     --------
           Actual/360   Actual/360    Actual/360   Actual/360    Actual/360   Actual/360   Actual/360

    1         (3)           (3)          (3)           (3)          (3)           (3)          (3)
    2         (3)           (3)          (3)           (3)          (3)           (3)          (3)
    3         (3)           (3)          (3)           (3)          (3)           (3)          (3)
    4        21.48         21.57        21.89         23.57        24.15         26.77        26.77
    5        20.53         20.56        20.67         21.25        21.45         22.35        22.35
    6        20.53         20.56        20.67         21.25        21.45         22.35        22.35
    7        20.53         20.56        20.67         21.25        21.45         22.35        22.35
    8        20.53         20.56        20.67         21.25        21.45         22.35        22.35
    9        20.53         20.56        20.67         21.25        21.45         22.35        22.35
   10        20.53         20.56        20.67         21.25        21.45         22.35        22.35
   11        20.27         20.28        20.34         20.61        20.71         21.13        21.13
   12        19.82         19.82        19.82         19.82        19.82         19.82        19.82
   13        20.07         20.08        20.10         20.20        20.23         20.39        20.39
   14        19.40         19.40        19.40         19.40        19.40         19.40        19.40
   15        19.31         19.31        19.31         19.31        19.31         19.31        19.31
   16        18.99         18.99        18.99         18.99        18.99         18.99        18.99
   17        18.92         18.92        18.92         18.92        18.92         18.92        18.92
   18        18.61         18.61        18.61         18.61        18.61         18.61        18.61
   19        18.42         18.42        18.42         18.42        18.42         18.42        18.42
   20        18.33         18.33        18.33         18.33        18.33         18.33        18.33
   21        18.00         18.00        18.00         18.00        18.00         18.00        18.00
   22        13.53         13.53        13.53         13.53        13.53         13.53        13.53
   23        12.16         12.16        12.16         12.16        12.16         12.16        12.16
   24        11.72         11.72        11.72         11.72        11.72         11.72        11.72
   25        11.94         11.94        11.94         11.94        11.94         11.94        11.94
   26        11.25         11.25        11.25         11.25        11.25         11.25        11.25
   27        11.51         11.51        11.51         11.51        11.51         11.51        11.51
   28        11.82         11.82        11.82         11.82        11.82         11.82        11.82
   29        12.31         12.31        12.31         12.31        12.31         12.31        12.31
   30        12.03         12.03        12.03         12.03        12.03         12.03        12.03
   31        12.05         12.05        12.05         12.05        12.05         12.05        12.05
   32        12.37         12.37        12.37         12.37        12.37         12.37        12.37
   33        11.98         11.98        11.98         11.98        11.98         11.98        11.98
   34        12.47         12.47        12.47         12.47        12.47         12.47        12.47
   35        12.12         12.12        12.12         12.12        12.12         12.12        12.12
   36        12.13         12.13        12.13         12.13        12.13         12.13        12.13
   37        13.36         13.36        13.36         13.36        13.36         13.36        13.36
   38        12.14         12.14        12.14         12.14        12.14         12.14        12.14
   39        12.52         12.52        12.52         12.52        12.52         12.52        12.52
   40        12.84         12.84        12.84         12.84        12.84         12.84        12.84
   41        13.37         13.37        13.37         13.37        13.37         13.37        13.37
   42        13.02         13.02        13.02         13.02        13.02         13.02        13.02
   43        13.07         13.07        13.07         13.07        13.07         13.07        13.07
   44        13.48         13.48        13.48         13.48        13.48         13.48        13.48
   45        13.07         13.07        13.07         13.07        13.07         13.07        13.07

     (1)  Cash available to pay current and prior interest and Basis Risk Carry
          Forward Amount divided by the current Class Certificate Balance.
     (2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
          LIBOR rate of 20%.
     (3)  A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -21-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD      A-1 CAP%     A-2 CAP%     A-3 CAP%      A-4 CAP%     M-1 CAP%      M-2 CAP%     M-3 CAP%
------      --------     --------     --------      --------     --------      --------     --------
           ACTUAL/360   ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360    ACTUAL/360   ACTUAL/360

  46           -            -           16.78        16.78         13.70        13.70         13.70
  47           -            -           16.29        16.29         13.32        13.32         13.32
  48           -            -           16.30        16.30         13.33        13.33         13.33
  49           -            -           17.98        17.98         14.69        14.69         14.69
  50           -            -           16.31        16.31         13.34        13.34         13.34
  51           -            -           16.83        16.83         13.76        13.76         13.76
  52           -            -           16.40        16.40         13.43        13.43         13.43
  53           -            -           16.38        16.38         13.30        13.30         13.30
  54           -            -           15.86        15.86         12.88        12.88         12.88
  55           -            -           15.87        15.87         12.89        12.89         12.89
  56           -            -           16.39        16.39         13.32        13.32         13.32
  57           -            -           15.87        15.87         12.89        12.89         12.89
  58           -            -           16.41        16.41         13.33        13.33         13.33
  59           -            -           15.89        15.89         12.90        12.90         12.90
  60           -            -           15.89        15.89         12.90        12.90         12.90
  61           -            -           17.59        17.59         14.28        14.28         14.28
  62           -            -           15.89        15.89         12.90        12.90         12.90
  63           -            -           16.42        16.42         13.33        13.33         13.33
  64           -            -           15.89        15.89         12.90        12.90         12.90
  65           -            -           16.42        16.42         13.33        13.33         13.33
  66           -            -           15.89        15.89         12.90        12.90         12.90
  67           -            -             -          15.89         12.90        12.90         12.90
  68           -            -             -          16.41         13.32        13.32         13.32
  69           -            -             -          15.88         12.89        12.89         12.89
  70           -            -             -          16.41         13.32        13.32         13.32
  71           -            -             -          15.88         12.89        12.89         12.89
  72           -            -             -          15.88         12.89        12.89         12.89
  73           -            -             -          16.98         13.78        13.78         13.78
  74           -            -             -          15.88         12.89        12.89         12.89
  75           -            -             -          16.41         13.32        13.32         13.32
  76           -            -             -          15.88         12.89        12.89         12.89
  77           -            -             -          15.80         13.31        13.31         13.31
  78           -            -             -          13.76         12.88        12.88         12.88
  79           -            -             -          13.78         12.88        12.88         12.88
  80           -            -             -          14.27         13.31        13.31         13.31
  81           -            -             -          13.83         12.88        12.88         12.88
  82           -            -             -          14.32         13.30        13.30         13.30
  83           -            -             -          13.88         12.87        12.87         12.87
  84           -            -             -          13.90         12.87        12.87         12.87
  85           -            -             -          15.42         14.25        14.25         14.25
  86           -            -             -          13.96         12.87        12.87         12.87
  87           -            -             -          14.45         13.29        13.29         13.29
  88           -            -             -          14.01         12.86        12.86         12.86
  89           -            -             -          14.51         13.29        13.29         13.29
  90           -            -             -          14.07         12.86        12.86         12.86

Period      M-4 Cap%     M-5 Cap%      M-6 Cap%     B-1 Cap%      B-2 Cap%     B-3 Cap%     B-4 Cap%
------      --------     --------      --------     --------      --------     --------     --------
           Actual/360   Actual/360    Actual/360   Actual/360    Actual/360   Actual/360   Actual/360

  46        13.70         13.70        13.70         13.70        13.70         13.70         13.70
  47        13.32         13.32        13.32         13.32        13.32         13.32         13.32
  48        13.33         13.33        13.33         13.33        13.33         13.33         13.33
  49        14.69         14.69        14.69         14.69        14.69         14.69         14.69
  50        13.34         13.34        13.34         13.34        13.34         13.34         13.34
  51        13.76         13.76        13.76         13.76        13.76         13.76         13.76
  52        13.43         13.43        13.43         13.43        13.43         13.43         13.43
  53        13.30         13.30        13.30         13.30        13.30         13.30         13.30
  54        12.88         12.88        12.88         12.88        12.88         12.88         12.88
  55        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  56        13.32         13.32        13.32         13.32        13.32         13.32         13.32
  57        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  58        13.33         13.33        13.33         13.33        13.33         13.33         13.33
  59        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  60        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  61        14.28         14.28        14.28         14.28        14.28         14.28         14.28
  62        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  63        13.33         13.33        13.33         13.33        13.33         13.33         13.33
  64        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  65        13.33         13.33        13.33         13.33        13.33         13.33         13.33
  66        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  67        12.90         12.90        12.90         12.90        12.90         12.90         12.90
  68        13.32         13.32        13.32         13.32        13.32         13.32         13.32
  69        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  70        13.32         13.32        13.32         13.32        13.32         13.32         13.32
  71        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  72        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  73        13.78         13.78        13.78         13.78        13.78         13.78         13.78
  74        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  75        13.32         13.32        13.32         13.32        13.32         13.32         13.32
  76        12.89         12.89        12.89         12.89        12.89         12.89         12.89
  77        13.31         13.31        13.31         13.31        13.31         13.31         13.31
  78        12.88         12.88        12.88         12.88        12.88         12.88         12.88
  79        12.88         12.88        12.88         12.88        12.88         12.88         12.88
  80        13.31         13.31        13.31         13.31        13.31         13.31         13.31
  81        12.88         12.88        12.88         12.88        12.88         12.88         12.88
  82        13.30         13.30        13.30         13.30        13.30         13.30         13.30
  83        12.87         12.87        12.87         12.87        12.87         12.87         12.87
  84        12.87         12.87        12.87         12.87        12.87         12.87         12.87
  85        14.25         14.25        14.25         14.25        14.25         14.25         14.25
  86        12.87         12.87        12.87         12.87        12.87         12.87         12.87
  87        13.29         13.29        13.29         13.29        13.29         13.29         13.29
  88        12.86         12.86        12.86         12.86        12.86         12.86         12.86
  89        13.29         13.29        13.29         13.29        13.29         13.29         13.29
  90        12.86         12.86        12.86         12.86        12.86         12.86         12.86

     (1)  Cash available to pay current and prior interest and Basis Risk Carry
          Forward Amount divided by the current Class Certificate Balance.
     (2)  Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month
          LIBOR rate of 20%.
     (3)  A Prefunding Period exists for periods 1 through 3, inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                       -22-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                              [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%
------   --------    --------    --------    --------    --------    --------    --------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  91        -           -            -         14.11      12.85       12.85        12.85
  92        -           -            -         14.61      13.28       13.28        13.28
  93        -           -            -         14.17      12.85       12.85        12.85
  94        -           -            -         14.68      13.28       13.28        13.28
  95        -           -            -         14.24      12.85       12.85        12.85
  96        -           -            -         14.28      12.84       12.84        12.84
  97        -           -            -         15.85      14.22       14.22        14.22
  98        -           -            -         14.35      12.84       12.84        12.84
  99        -           -            -         14.87      13.26       13.26        13.26
 100        -           -            -         14.43      12.83       12.83        12.83
 101        -           -            -         14.96      13.26       13.26        13.26
 102        -           -            -         14.52      12.83       12.83        12.83
 103        -           -            -         14.56      12.83       12.83        12.83
 104        -           -            -         15.10      13.25       13.25        13.25
 105        -           -            -         14.66      12.82       12.82        12.82
 106        -           -            -         15.19      13.25       13.25        13.25
 107        -           -            -         14.75      12.82       12.82        12.82
 108        -           -            -         14.80      12.82       12.82        12.82
 109        -           -            -         16.45      14.19       14.19        14.19
 110        -           -            -         14.91      12.81       12.81        12.81
 111        -           -            -         15.47      13.24       13.24        13.24
 112        -           -            -         15.02      12.81       12.81        12.81
 113        -           -            -         15.59      13.23       13.23        13.23
 114        -           -            -         15.14      12.80       12.80        12.80
 115        -           -            -         15.21      12.80       12.80        12.80
 116        -           -            -         15.78      13.22       13.22        13.22
 117        -           -            -         15.34      12.80       12.80        12.80
 118        -           -            -         15.92      13.22       13.22        13.22
 119        -           -            -         15.48      12.79       12.79        12.79
 120        -           -            -         15.55      12.79       12.79        12.79
 121        -           -            -         16.70      13.67       13.67        13.67
 122        -           -            -         15.70      12.78       12.78        12.78
 123        -           -            -         16.30      13.21       13.21        13.21
 124        -           -            -         15.86      12.78       12.78        12.78
 125        -           -            -         16.47      13.20       13.20        13.20
 126        -           -            -         16.03      12.77       12.77        12.77
 127        -           -            -         16.12      12.77       12.77        12.77
 128        -           -            -         16.75      13.20       13.20        13.20
 129        -           -            -         16.30      12.77       12.77        12.77
 130        -           -            -         16.94      13.19       13.19        13.19
 131        -           -            -         16.49      12.76       12.76        12.76
 132        -           -            -         16.60      12.76       12.76        12.76
 133        -           -            -         18.49      14.12       14.12        14.12
 134        -           -            -         16.81      12.76       12.76        12.76
 135        -           -            -         17.48      13.18       13.18        13.18

PERIOD   M-4 CAP%    M-5 CAP%    M-6 CAP%    B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------   --------    --------    --------    --------    --------    --------    --------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  91       12.85       12.85       12.85       12.85       12.85       12.85       12.85
  92       13.28       13.28       13.28       13.28       13.28       13.28       13.28
  93       12.85       12.85       12.85       12.85       12.85       12.85         -
  94       13.28       13.28       13.28       13.28       13.28       13.28         -
  95       12.85       12.85       12.85       12.85       12.85       12.85         -
  96       12.84       12.84       12.84       12.84       12.84       12.84         -
  97       14.22       14.22       14.22       14.22       14.22       14.22         -
  98       12.84       12.84       12.84       12.84       12.84       12.84         -
  99       13.26       13.26       13.26       13.26       13.26       13.26         -
 100       12.83       12.83       12.83       12.83       12.83       12.83         -
 101       13.26       13.26       13.26       13.26       13.26       13.26         -
 102       12.83       12.83       12.83       12.83       12.83       12.83         -
 103       12.83       12.83       12.83       12.83       12.83       12.83         -
 104       13.25       13.25       13.25       13.25       13.25         -           -
 105       12.82       12.82       12.82       12.82       12.82         -           -
 106       13.25       13.25       13.25       13.25       13.25         -           -
 107       12.82       12.82       12.82       12.82       12.82         -           -
 108       12.82       12.82       12.82       12.82       12.82         -           -
 109       14.19       14.19       14.19       14.19       14.19         -           -
 110       12.81       12.81       12.81       12.81       12.81         -           -
 111       13.24       13.24       13.24       13.24       13.24         -           -
 112       12.81       12.81       12.81       12.81       12.81         -           -
 113       13.23       13.23       13.23       13.23         -           -           -
 114       12.80       12.80       12.80       12.80         -           -           -
 115       12.80       12.80       12.80       12.80         -           -           -
 116       13.22       13.22       13.22       13.22         -           -           -
 117       12.80       12.80       12.80       12.80         -           -           -
 118       13.22       13.22       13.22       13.22         -           -           -
 119       12.79       12.79       12.79       12.79         -           -           -
 120       12.79       12.79       12.79       12.79         -           -           -
 121       13.67       13.67       13.67       13.67         -           -           -
 122       12.78       12.78       12.78         -           -           -           -
 123       13.21       13.21       13.21         -           -           -           -
 124       12.78       12.78       12.78         -           -           -           -
 125       13.20       13.20       13.20         -           -           -           -
 126       12.77       12.77       12.77         -           -           -           -
 127       12.77       12.77       12.77         -           -           -           -
 128       13.20       13.20       13.20         -           -           -           -
 129       12.77       12.77       12.77         -           -           -           -
 130       13.19       13.19         -           -           -           -           -
 131       12.76       12.76         -           -           -           -           -
 132       12.76       12.76         -           -           -           -           -
 133       14.12       14.12         -           -           -           -           -
 134       12.76       12.76         -           -           -           -           -
 135       13.18       13.18         -           -           -           -           -

(1) Cash available to pay current and prior interest and Basis Risk Carry
    Forward Amount divided by the current Class Certificate Balance.
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
(3) A Prefunding Period exists for periods 1 through 3,
    inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -23-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%
------   --------    --------    --------    --------    --------    --------    --------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  136       -           -           -          17.03       12.75       12.75       12.75
  137       -           -           -          17.72       13.17       13.17       13.17
  138       -           -           -          17.27       12.75       12.75       12.75
  139       -           -           -          17.39       12.74       12.74       12.74
  140       -           -           -          18.10       13.17       13.17       13.17
  141       -           -           -          17.65       12.74       12.74       12.74
  142       -           -           -          18.38       13.16       13.16       13.16
  143       -           -           -          17.92       12.73       12.73       12.73
  144       -           -           -          18.07       12.73       12.73       12.73
  145       -           -           -          20.17       14.09       14.09       14.09
  146       -           -           -          18.37       12.73       12.73       12.73
  147       -           -           -          19.14       13.15       13.15       13.15
  148       -           -           -          18.68       12.72       12.72         -
  149       -           -           -          19.47       13.14       13.14         -
  150       -           -           -          19.01       12.72       12.72         -
  151       -           -           -          19.19       12.71       12.71         -
  152       -           -           -          20.01       13.14       13.14         -
  153       -           -           -          19.55       12.71       12.71         -
  154       -           -           -          20.40       13.13       13.13         -
  155       -           -           -          19.94       12.70         -           -
  156       -           -           -          20.14       12.70         -           -
  157       -           -           -          22.52       14.06         -           -
  158       -           -           -          20.56       12.70         -           -
  159       -           -           -          21.47       13.12         -           -
  160       -           -           -          21.00       12.69         -           -
  161       -           -           -          21.94       13.11         -           -
  162       -           -           -          21.48         -           -           -
  163       -           -           -          21.90         -           -           -
  164       -           -           -          23.11         -           -           -
  165       -           -           -          22.85         -           -           -
  166       -           -           -          24.16         -           -           -
  167       -           -           -          23.95         -           -           -
  168       -           -           -          24.57         -           -           -
  169       -           -           -          26.98         -           -           -
  170       -           -           -          25.97         -           -           -
  171       -           -           -          27.66         -           -           -
  172       -           -           -          27.64         -           -           -
  173       -           -           -          29.56         -           -           -
  174       -           -           -          29.67         -           -           -
  175       -           -           -          30.85         -           -           -
  176       -           -           -          33.24         -           -           -
  177       -           -           -          33.65         -           -           -
  178       -           -           -          40.89         -           -           -
  179       -           -           -          42.51         -           -           -
  180       -           -           -          46.17         -           -           -

PERIOD   M-4 CAP%    M-5 CAP%    M-6 CAP%    B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------   --------    --------    --------    --------    --------    --------    --------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  136      12.75        -            -          -           -            -           -
  137      13.17        -            -          -           -            -           -
  138      12.75        -            -          -           -            -           -
  139      12.74        -            -          -           -            -           -
  140      13.17        -            -          -           -            -           -
  141      12.74        -            -          -           -            -           -
  142        -          -            -          -           -            -           -
  143        -          -            -          -           -            -           -
  144        -          -            -          -           -            -           -
  145        -          -            -          -           -            -           -
  146        -          -            -          -           -            -           -
  147        -          -            -          -           -            -           -
  148        -          -            -          -           -            -           -
  149        -          -            -          -           -            -           -
  150        -          -            -          -           -            -           -
  151        -          -            -          -           -            -           -
  152        -          -            -          -           -            -           -
  153        -          -            -          -           -            -           -
  154        -          -            -          -           -            -           -
  155        -          -            -          -           -            -           -
  156        -          -            -          -           -            -           -
  157        -          -            -          -           -            -           -
  158        -          -            -          -           -            -           -
  159        -          -            -          -           -            -           -
  160        -          -            -          -           -            -           -
  161        -          -            -          -           -            -           -
  162        -          -            -          -           -            -           -
  163        -          -            -          -           -            -           -
  164        -          -            -          -           -            -           -
  165        -          -            -          -           -            -           -
  166        -          -            -          -           -            -           -
  167        -          -            -          -           -            -           -
  168        -          -            -          -           -            -           -
  169        -          -            -          -           -            -           -
  170        -          -            -          -           -            -           -
  171        -          -            -          -           -            -           -
  172        -          -            -          -           -            -           -
  173        -          -            -          -           -            -           -
  174        -          -            -          -           -            -           -
  175        -          -            -          -           -            -           -
  176        -          -            -          -           -            -           -
  177        -          -            -          -           -            -           -
  178        -          -            -          -           -            -           -
  179        -          -            -          -           -            -           -
  180        -          -            -          -           -            -           -

(1) Cash available to pay current and prior interest and Basis Risk Carry
    Forward Amount divided by the current Class Certificate Balance.
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
(3) A Prefunding Period exists for periods 1 through 3,
    inclusive.
This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -24-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]]
--------------------------------------------------------------------------------

                  SCHEDULE OF AVAILABLE FUNDS (CASH CAP) (1)(2)

PERIOD   A-1 CAP%    A-2 CAP%    A-3 CAP%    A-4 CAP%    M-1 CAP%    M-2 CAP%    M-3 CAP%
------   --------    --------    --------    --------    --------    --------    --------
        ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  181       -           -           -         55.98         -           -           -
  182       -           -           -         55.28         -           -           -
  183       -           -           -         63.21         -           -           -
  184       -           -           -         68.68         -           -           -
  185       -           -           -         81.25         -           -           -
  186       -           -           -         92.42         -           -           -
  187       -           -           -         112.81        -           -           -
  188       -           -           -         150.86        -           -           -
  189       -           -           -         209.49        -           -           -
  190       -           -           -         392.23        -           -           -
  191       -           -           -           *           -           -           -
  192       -           -           -           -           -           -           -

PERIOD  M-4 CAP%    M-5 CAP%    M-6 CAP%    B-1 CAP%    B-2 CAP%    B-3 CAP%    B-4 CAP%
------  --------    --------    --------    --------    --------    --------    --------
       ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360  ACTUAL/360

  181      -            -           -          -            -           -           -
  182      -            -           -          -            -           -           -
  183      -            -           -          -            -           -           -
  184      -            -           -          -            -           -           -
  185      -            -           -          -            -           -           -
  186      -            -           -          -            -           -           -
  187      -            -           -          -            -           -           -
  188      -            -           -          -            -           -           -
  189      -            -           -          -            -           -           -
  190      -            -           -          -            -           -           -
  191      -            -           -          -            -           -           -
  192      -            -           -          -            -           -           -

* In period 191, the Class A-4 Certificates have an approximate beginning Class
Principal Balance of $25,716 and are paid approximately $158,252 in interest.

(1) Cash available to pay current and prior interest and Basis Risk Carry
    Forward Amount divided by the current Class Certificate Balance.
(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.
(3) A Prefunding Period exists for periods 1 through 3,
    inclusive.

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -25-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

INTEREST RATE SWAP SCHEDULE

SWAP RATE: 4.7315%

--------------------------------------------------------------------------------
                                                              Swap Notional
     PERIOD          Start Accrual         End Accrual           Balance $
--------------------------------------------------------------------------------
       1               2/28/2006            3/25/2006         747,069,097.99
       2               3/25/2006            4/25/2006         765,944,749.33
       3               4/25/2006            5/25/2006         784,043,998.81
       4               5/25/2006            6/25/2006         800,997,792.89
       5               6/25/2006            7/25/2006         766,636,730.50
       6               7/25/2006            8/25/2006         733,688,100.86
       7               8/25/2006            9/25/2006         702,087,819.13
       8               9/25/2006           10/25/2006         671,801,242.75
       9              10/25/2006           11/25/2006         642,743,856.99
       10             11/25/2006           12/25/2006         613,809,893.06
       11             12/25/2006            1/25/2007         585,649,535.26
       12              1/25/2007            2/25/2007         559,918,432.80
       13              2/25/2007            3/25/2007         535,224,793.22
       14              3/25/2007            4/25/2007         511,695,165.36
       15              4/25/2007            5/25/2007         489,179,663.80
       16              5/25/2007            6/25/2007         467,645,765.42
       17              6/25/2007            7/25/2007         447,052,702.72
       18              7/25/2007            8/25/2007         427,349,844.97
       19              8/25/2007            9/25/2007         408,462,996.93
       20              9/25/2007           10/25/2007         389,285,398.84
       21             10/25/2007           11/25/2007         371,479,814.12
       22             11/25/2007           12/25/2007         156,056,859.84
       23             12/25/2007            1/25/2008         103,239,427.12
       24              1/25/2008            2/25/2008          82,385,463.43
       25              2/25/2008            3/25/2008          64,865,596.89
       26              3/25/2008            4/25/2008          59,381,268.21
       27              4/25/2008            5/25/2008          56,775,232.20
       28              5/25/2008            6/25/2008          54,462,998.05
       29              6/25/2008            7/25/2008          52,134,620.27
       30              7/25/2008            8/25/2008          50,002,851.37
       31              8/25/2008            9/25/2008          47,913,318.13
       32              9/25/2008           10/25/2008          45,961,533.89
       33             10/25/2008           11/25/2008          42,778,343.77
       34             11/25/2008           12/25/2008          25,164,285.69
       35             12/25/2008            1/25/2009          18,135,927.06
       36              1/25/2009            2/25/2009          16,125,318.99
       37              2/25/2009            3/25/2009          14,499,580.55
       38              3/25/2009            4/25/2009          13,640,456.21
       39              4/25/2009            5/25/2009          13,150,621.16
       40              5/25/2009            6/25/2009          12,718,349.44
       41              6/25/2009            7/25/2009          12,299,771.13
       42              7/25/2009            8/25/2009          11,894,488.49
       43              8/25/2009            9/25/2009          11,502,106.79
       44              9/25/2009           10/25/2009          11,122,236.05
       45             10/25/2009           11/25/2009          10,754,497.32
       46             11/25/2009           12/25/2009          10,398,521.92
       47             12/25/2009            1/25/2010          10,053,951.10
       48              1/25/2010            2/25/2010          9,720,436.18
       49              2/25/2010            3/25/2010          9,397,638.35
       50              3/25/2010            4/25/2010          9,085,228.44
       51              4/25/2010            5/25/2010          8,782,886.69
       52              5/25/2010            6/25/2010          8,490,302.48
       53              6/25/2010            7/25/2010                -
--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -26-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       DESCRIPTION OF THE TOTAL COLLATERAL
                         STATISTICAL COLLATERAL SUMMARY
--------------------------------------------------------------------------------
Statistics given below are for the Mortgage Loans in the pool as of the Cut-off
Date. Balances and percentages are based on the Cut-off Date scheduled balances of such Mortgage Loans. Statistics given below are for the Mortgage Loans in the pool as of the Cut-off Date. Balances and percentages are based on the Cut-off
Date scheduled balances of such Mortgage Loans.

                                                                 SUMMARY STATISTICS       RANGE (IF APPLICABLE)      AVERAGE
                                                                 ------------------       ---------------------      -------

NUMBER OF MORTGAGE LOANS:
                                                                       3,710

AGGREGATE CURRENT PRINCIPAL BALANCE:                              $774,904,149.98          $11,801 - $878,754      $208,869.04

AGGREGATE ORIGINAL PRINCIPAL BALANCE:                             $775,879,297.00          $12,050 - $880,000      $209,131.89

1ST LIEN:                                                              97.03%
2ND LIEN:                                                              2.97%

FIXED RATE MORTGAGE LOANS:                                             6.13%
ADJUSTABLE RATE MORTGAGE LOANS:                                        93.87%
INTEREST ONLY MORTGAGE LOANS:                                          30.46%

WTD. AVG. MORTGAGE RATE:                                               7.817%               5.150% - 14.000%

WTD. AVG. ORIGINAL TERM TO MATURITY (MONTHS):                           355                     60 - 360
WTD. AVG. REMAINING TERM TO MATURITY  (MONTHS):                         352                     58 - 360

WTD. AVG. MARGIN (ARM LOANS ONLY):                                     6.280%                2.750% - 9.750%
WTD. AVG. MAXIMUM MORTGAGE RATE (ARM LOANS ONLY):                     14.342%               10.200% - 18.990%
WTD. AVG. MINIMUM MORTGAGE RATE (ARM LOANS ONLY):                      7.650%               3.250% - 11.875%

WTD. AVG. COMBINED ORIGINAL LTV:                                       79.56%               19.05% - 100.00%

WTD. AVG. BORROWER FICO:                                                626                     500 - 802

OWNER OCCUPIED:                                                        95.00%

CASHOUT REFINANCE:                                                     55.86%
PURCHASE:                                                              42.12%
RATE TERM REFINANCE:                                                   2.03%

FULL DOCUMENTATION:                                                    41.35%
LIMITED/ALTERNATE DOCUMENTATION:                                       3.59%
STATED DOCUMENTATION:                                                  55.06%

GEOGRAPHIC DISTRIBUTION (TOP 5):
                                                                CA            38.73%
                                                                FL            20.56%
                                                                MD             3.67%
                                                                IL             3.48%
                                                                AZ             3.04%
-----------------------------------------------------------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -27-

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

--------------------------------------------------------------------------------
Summary Statistics
--------------------------------------------------------------------------------
Number of Mortgage Loans: 3,710
Aggregate Principal Balance ($): 774,904,150
Weighted Average Current Mortgage Rate (%): 7.817
Non-Zero Weighted Average Margin (%): 6.280
Non-Zero Weighted Average Maximum Rate (%): 14.342
Weighted Average Stated Original Term (months): 355
Weighted Average Stated Remaining Term (months): 352
Weighted Average Combined Original LTV (%): 79.56
% First Liens: 97.03
% Owner Occupied: 95.00
% Purchase: 42.12
% Full Doc: 41.35
Non-Zero Weighted Average Credit Score: 626
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Originator                                             Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Allstate Home Loan Inc.                                   35      6,547,377         0.84      8.079         347      77.81       608
Chapel Mortgage Corporation                              607    128,541,214        16.59      7.758         348      79.25       628
Encore Credit Corp.                                      458    112,900,140        14.57      7.860         353      80.48       615
First Bank Mortgage                                      164     32,415,214         4.18      7.784         344      80.60       636
First Horizon Home Loan Corp.                            162     25,579,722         3.30      7.869         354      79.22       629
First NLC Financial Services, LLC                        821    167,630,952        21.63      7.906         357      79.40       628
FlexPoint Funding Corp.                                  106     27,003,425         3.48      7.630         356      75.67       596
Fremont Investment & Loan                                 71     11,763,574         1.52      7.486         354      77.45       635
Homeowners Loan Corp                                      46      7,044,134         0.91      8.266         326      79.95       650
Lenders Direct Capital Corporation                       460     97,968,907        12.64      7.773         355      80.61       633
Lime Financial Services, Ltd.                             53      9,832,444         1.27      7.503         350      82.52       630
Mandalay Mortgage, LLC                                   130     36,085,120         4.66      7.858         358      80.42       632
Master Financial, Inc.                                   254     37,252,086         4.81      8.240         336      83.67       652
NC Capital Corporation                                    21      3,984,354         0.51      6.970         350      79.02       628
Platinum Capital Group                                     1         49,754         0.01      8.550         352      80.00       551
Rose Mortgage Corp.                                      150     33,682,398         4.35      7.823         354      79.00       601
Town & Country Credit Corporation                        171     36,623,335         4.73      7.402         356      73.67       610
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Product With IO Term                                   Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed - 5 Year                                             1         12,680         0.00     11.948          58      84.66       615
Fixed - 10 Year                                            1         11,801         0.00     13.250         115      95.00       565
Fixed - 15 Year                                           13      1,167,660         0.15      8.811         177      82.17       629
Fixed - 20 Year                                           24      1,399,339         0.18     10.119         236      90.51       637
Fixed - 30 Year                                          137     20,584,401         2.66      7.865         356      75.91       630
Balloon - 15/30                                          307     19,301,838         2.49     10.705         177      97.80       662
Balloon - 30/40                                           12      3,822,242         0.49      7.389         358      78.27       684
ARM - 2 Year/6 Month Balloon 30/40                       117     31,149,953         4.02      7.997         358      80.17       617
ARM - 3 Year/6 Month Balloon 30/40                        26      5,259,564         0.68      8.119         358      80.33       609
ARM - 5 Year/6 Month Balloon 30/40                         1        255,860         0.03      8.175         358      80.00       633
ARM - 6 Month                                              1        454,038         0.06      6.840         357      80.00       695
ARM - 1 Year/6 Month                                      10      3,783,254         0.49      7.609         357      81.36       641
ARM - 2 Year/6 Month                                   1,622    320,416,283        41.35      8.030         357      78.57       603
ARM - 3 Year/6 Month                                     332     61,555,804         7.94      7.996         357      77.58       602
ARM - 5 Year/6 Month                                       8      2,172,108         0.28      7.735         357      79.86       634
Dual Amort - 10/40 - 2 Year/6 Month                      229     65,907,979         8.51      7.552         358      77.35       621
Dual Amort - 10/40 - 3 Year/6 Month                        8      1,612,652         0.21      6.973         357      82.75       626
Interest Only ARM - 2 Year/6 Month - 24 mo. IO term       10      3,622,805         0.47      7.005         355      83.52       636
Interest Only ARM - 3 Year/6 Month - 36 mo. IO term        1        384,492         0.05      6.740         352      77.00       579
Interest Only Fixed - 30 Year - 60 mo. IO term             3        660,750         0.09      8.392         359      88.07       636
Interest Only ARM - 2 Year/6 Month - 60 mo. IO term      704    196,258,409        25.33      7.317         357      80.73       661
Interest Only ARM - 3 Year/6 Month - 60 mo. IO term      128     31,776,859         4.10      7.098         357      80.05       660
Interest Only ARM - 5 Year/6 Month - 60 mo. IO term       10      2,175,150         0.28      7.192         357      76.98       640
Interest Only Fixed - 30 Year - 120 mo. IO term            2        573,800         0.07      7.255         355      83.50       687
Interest Only ARM - 2 Year/6 Month - 120 mo. IO term       2        371,930         0.05      7.723         357      76.99       715
Interest Only ARM - 3 Year/6 Month - 120 mo. IO term       1        212,500         0.03      7.050         354      83.33       603
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Interest Only Term                                     Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

0                                                      2,849    538,867,455        69.54      8.050         350      79.08       611
24                                                        10      3,622,805         0.47      7.005         355      83.52       636
36                                                         1        384,492         0.05      6.740         352      77.00       579
60                                                       845    230,871,168        29.79      7.288         357      80.62       660
120                                                        5      1,158,230         0.15      7.368         355      81.38       680
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Gross Interest Rates (%)                      Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

5.000 - 5.999                                             80     22,496,889         2.90      5.817         355      75.22       675
6.000 - 6.999                                            700    179,952,273        23.22      6.675         356      77.51       652
7.000 - 7.999                                          1,256    296,967,578        38.32      7.551         357      78.90       633
8.000 - 8.999                                            843    174,475,311        22.52      8.501         356      80.81       603
9.000 - 9.999                                            438     69,485,666         8.97      9.460         346      81.31       580
10.000 - 10.999                                          223     20,844,240         2.69     10.450         291      87.34       595
11.000 - 11.999                                          126      8,705,118         1.12     11.450         235      93.92       618
12.000 - 12.999                                           30      1,360,140         0.18     12.370         204      98.91       638
13.000 - 13.999                                           13        590,940         0.08     13.297         195      99.23       610
14.000 - 14.999                                            1         25,995         0.00     14.000         179     100.00       620
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.150
Maximum: 14.000
Weighted Average: 7.817
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Cut-off Date Principal Balances ($)           Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

1 - 25,000                                                28        566,205         0.07     11.492         196      97.90       634
25,001 - 50,000                                          164      6,387,758         0.82     10.422         239      90.88       633
50,001 - 75,000                                          269     16,831,117         2.17      9.653         286      88.50       629
75,001 - 100,000                                         281     24,853,771         3.21      8.748         326      79.70       609
100,001 - 125,000                                        327     36,841,181         4.75      8.296         345      79.01       611
125,001 - 150,000                                        356     48,972,208         6.32      8.079         349      77.68       613
150,001 - 175,000                                        312     50,752,607         6.55      7.874         356      76.63       617
175,001 - 200,000                                        327     61,541,588         7.94      7.839         355      77.29       614
200,001 - 225,000                                        289     61,655,942         7.96      7.761         357      79.88       620
225,001 - 250,000                                        236     56,095,029         7.24      7.733         357      78.67       621
250,001 - 275,000                                        200     52,322,236         6.75      7.691         357      79.53       633
275,001 - 300,000                                        178     51,203,902         6.61      7.601         357      79.67       633
300,001 - 325,000                                        131     41,082,740         5.30      7.533         357      79.97       618
325,001 - 350,000                                        115     38,875,765         5.02      7.652         357      80.20       626
350,001 - 375,000                                        107     38,842,474         5.01      7.530         357      80.44       634
375,001 - 400,000                                         81     31,516,999         4.07      7.655         358      80.03       632
400,001 - 425,000                                         52     21,485,098         2.77      7.640         357      81.03       629
425,001 - 450,000                                         45     19,689,160         2.54      7.478         357      79.50       643
450,001 - 475,000                                         49     22,619,523         2.92      7.492         357      80.32       642
475,001 - 500,000                                         47     23,105,199         2.98      7.586         358      78.49       645
500,001 - 750,000                                        108     63,254,369         8.16      7.470         357      81.12       638
750,001 - 1,000,000                                        8      6,409,279         0.83      7.442         357      76.48       652
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 11,801
Maximum: 878,754
Average: 208,869
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Stated Original Term (months)                          Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

60                                                         1         12,680         0.00     11.948          58      84.66       615
120                                                        1         11,801         0.00     13.250         115      95.00       565
180                                                      321     20,548,130         2.65     10.588         177      96.62       659
240                                                       24      1,399,339         0.18     10.119         236      90.51       637
360                                                    3,363    752,932,200        97.16      7.737         357      79.08       625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 60
Maximum: 360
Weighted Average: 355
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Stated Remaining Terms (months)               Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

49 - 60                                                    1         12,680         0.00     11.948          58      84.66       615
109 - 120                                                  1         11,801         0.00     13.250         115      95.00       565
169 - 180                                                321     20,548,130         2.65     10.588         177      96.62       659
229 - 240                                                 24      1,399,339         0.18     10.119         236      90.51       637
349 - 360                                              3,363    752,932,200        97.16      7.737         357      79.08       625
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 58
Maximum: 360
Weighted Average: 352
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Combined Original LTV Ratios (%)              Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

15.01 - 20.00                                              1         99,785        0.01      7.700         357      19.05        547
20.01 - 25.00                                              9        700,724        0.09      9.246         337      22.51        592
25.01 - 30.00                                             11      1,031,787        0.13      7.589         357      27.84        615
30.01 - 35.00                                             13      1,634,842        0.21      7.543         357      33.27        581
35.01 - 40.00                                             15      2,275,746        0.29      6.994         352      37.82        615
40.01 - 45.00                                             27      4,155,803        0.54      7.690         357      43.27        569
45.01 - 50.00                                             45      7,423,543        0.96      7.958         357      47.55        580
50.01 - 55.00                                             51      8,837,804        1.14      7.417         356      52.84        585
55.01 - 60.00                                             84     16,496,510        2.13      7.643         355      57.89        586
60.01 - 65.00                                            140     31,673,672        4.09      7.729         356      63.42        575
65.01 - 70.00                                            206     47,815,567        6.17      7.662         356      68.54        587
70.01 - 75.00                                            226     50,634,471        6.53      8.050         357      74.13        585
75.01 - 80.00                                          1,609    372,439,215       48.06      7.545         357      79.82        642
80.01 - 85.00                                            296     66,379,200        8.57      7.818         356      84.25        617
85.01 - 90.00                                            413     96,731,962       12.48      8.006         356      89.63        627
90.01 - 95.00                                            164     32,953,144        4.25      8.373         351      94.78        640
95.01 - 100.00                                           400     33,620,375        4.34      9.905         263      99.94        654
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150      100.00      7.817         352      79.56        626
------------------------------------------------------------------------------------------------------------------------------------
Minimum: 19.05
Maximum: 100.00
Weighted Average: 79.56
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Gross Margins (%)                             Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
<= 3.500                                                  15      2,575,555         0.33      6.604         356      70.56       698
3.501 - 4.000                                             28      5,742,555         0.74      7.680         357      81.22       625
4.001 - 4.500                                             21      4,847,639         0.63      7.208         356      73.57       611
4.501 - 5.000                                            101     24,861,532         3.21      6.830         357      79.01       673
5.001 - 5.500                                            357     92,825,179        11.98      7.354         357      78.99       638
5.501 - 6.000                                          1,033    237,426,648        30.64      7.557         357      80.12       625
6.001 - 6.500                                            587    136,320,231        17.59      7.692         357      78.76       626
6.501 - 7.000                                            394     89,400,126        11.54      7.877         357      77.47       618
7.001 - 7.500                                            314     67,471,376         8.71      8.128         358      78.77       617
7.501 - 8.000                                            149     28,342,756         3.66      8.434         358      81.13       606
8.001 - 8.500                                            102     20,919,720         2.70      8.941         358      78.59       590
8.501 - 9.000                                             78     11,479,245         1.48      9.241         358      80.09       583
9.001 - 9.500                                             27      4,883,569         0.63      9.653         358      79.47       560
9.501 - 10.000                                             4        273,507         0.04     10.146         354      82.58       544
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 2.750
Maximum: 9.750
Non-Zero Weighted Average: 6.280
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Minimum Mortgage Rates (%)                    Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
<=5.000                                                    5      1,645,743         0.21      6.432         356      73.82       664
5.001 - 5.500                                             26      6,316,225         0.82      6.360         356      78.00       652
5.501 - 6.000                                            147     35,227,685         4.55      6.599         356      77.12       657
6.001 - 6.500                                            217     55,834,962         7.21      6.586         357      76.67       640
6.501 - 7.000                                            507    130,541,710        16.85      6.916         357      78.51       650
7.001 - 7.500                                            505    122,958,904        15.87      7.311         357      79.32       636
7.501 - 8.000                                            626    146,711,707        18.93      7.810         357      79.09       627
8.001 - 8.500                                            387     81,522,043        10.52      8.293         357      80.31       607
8.501 - 9.000                                            370     74,784,811         9.65      8.801         358      81.12       597
9.001 - 9.500                                            197     37,561,088         4.85      9.283         358      79.86       573
9.501 - 10.000                                           134     21,844,577         2.82      9.786         358      80.63       568
10.001 -10.500                                            47      7,170,498         0.93     10.255         357      81.28       550
10.501 - 11.000                                           31      3,726,809         0.48     10.753         357      76.80       543
11.001 - 11.500                                            6      1,093,168         0.14     11.280         358      77.42       540
11.501 - 12.000                                            5        429,707         0.06     11.692         358      66.77       522
------------------------------------------------------------------------------------------------------------------------------------
TOTAL:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 3.250
Maximum: 11.875
Non-Zero Weighted Average: 7.650
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Range of Maximum Mortgage Rates (%)                    Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
<= 12.500                                                144     37,723,812         4.87      6.169         356      75.48       658
12.501 - 13.000                                          269     68,993,260         8.90      6.712         356      78.49       657
13.001 - 13.500                                          278     73,319,943         9.46      6.968         357      78.04       637
13.501 - 14.000                                          500    126,841,816        16.37      7.262         357      77.96       633
14.001 - 14.500                                          503    115,251,603        14.87      7.583         357      79.25       627
14.501 - 15.000                                          565    125,624,850        16.21      8.020         358      79.96       624
15.001 - 15.500                                          319     66,131,139         8.53      8.462         358      80.30       605
15.501 - 16.000                                          298     58,474,779         7.55      8.940         358      81.00       598
16.001 - 16.500                                          167     30,790,719         3.97      9.400         358      80.85       576
16.501 - 17.000                                          103     16,119,781         2.08      9.850         358      82.50       566
17.001 - 17.500                                           32      4,521,453         0.58     10.400         358      83.16       540
17.501 - 18.000                                           24      2,636,919         0.34     10.792         358      79.62       553
18.001 - 18.500                                            2        317,751         0.04     11.344         355      84.73       579
18.501 - 19.000                                            6        621,816         0.08     11.265         358      71.46       527
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 10.200
Maximum: 18.990
Non-Zero Weighted Average: 14.342
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Initial Periodic Cap (%)                               Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
1.000                                                      5      1,686,902         0.22      6.665         355      81.75       659
1.500                                                     14      3,464,975         0.45      6.868         354      81.03       653
2.000                                                    524    129,902,321        16.76      7.520         357      77.81       621
3.000                                                  2,661    590,849,994        76.25      7.790         357      79.44       625
5.000                                                      4      1,223,947         0.16      7.882         359      80.00       627
6.000                                                      2        241,500         0.03      6.540         356      63.17       734
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 6.000
Non-Zero Weighted Average: 2.814
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Subsequent Periodic Cap (%)                            Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
1.000                                                  1,957    438,731,868        56.62      7.683         357      79.09       627
1.500                                                    862    183,622,494        23.70      7.843         357      78.96       624
2.000                                                    391    105,015,277        13.55      7.762         358      79.75       614
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 1.000
Maximum: 2.000
Non-Zero Weighted Average: 1.271
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Next Rate Adjustment Dates                             Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Fixed Rate Loans                                         500     47,534,511         6.13      9.072         276      85.84       648
May-2006                                                   1        454,038         0.06      6.840         357      80.00       695
September-2006                                             1        497,923         0.06      6.990         355      78.74       690
November-2006                                              4      1,405,447         0.18      7.450         357      85.45       658
December-2006                                              5      1,879,885         0.24      7.893         358      78.99       616
April-2007                                                 2        277,082         0.04      8.218         350      80.00       597
May-2007                                                  14      4,009,875         0.52      6.531         351      79.90       676
June-2007                                                 33      6,651,954         0.86      7.447         352      80.88       648
July-2007                                                 62     11,873,359         1.53      7.572         353      80.82       633
August-2007                                               33      7,119,329         0.92      7.182         354      80.54       616
September-2007                                           120     24,271,417         3.13      7.322         355      77.77       629
October-2007                                             342     75,643,391         9.76      7.614         356      77.67       615
November-2007                                            775    184,782,533        23.85      7.640         357      79.99       626
December-2007                                            739    170,578,471        22.01      7.796         358      79.56       626
January-2008                                             542    128,028,199        16.52      8.066         359      78.60       622
February-2008                                             22      4,491,750         0.58      8.240         360      78.97       632
April-2008                                                 2        675,108         0.09      6.567         350      80.00       673
May-2008                                                   9      1,715,808         0.22      7.130         351      81.40       652
June-2008                                                  8      1,571,823         0.20      7.095         352      78.19       629
July-2008                                                 11      2,232,523         0.29      7.011         353      82.05       658
August-2008                                               19      3,236,584         0.42      7.556         354      81.35       605
September-2008                                            27      5,101,630         0.66      7.161         355      77.21       614
October-2008                                              75     15,795,344         2.04      7.176         355      78.25       635
November-2008                                            162     30,269,448         3.91      7.469         357      79.87       626
December-2008                                             43      9,977,101         1.29      7.753         358      76.16       606
January-2009                                             129     28,447,399         3.67      8.392         359      78.02       612
February-2009                                             11      1,779,100         0.23      8.893         360      74.72       570
August-2010                                                2        380,253         0.05      7.212         354      89.48       669
September-2010                                             2        213,903         0.03      8.111         355      82.87       606
October-2010                                               3        456,771         0.06      6.709         356      75.81       679
November-2010                                              5      1,385,651         0.18      7.531         357      77.44       636
December-2010                                              3        671,670         0.09      7.865         358      80.00       622
January-2011                                               4      1,494,869         0.19      7.544         359      76.23       627
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Geographic Distribution of Mortgaged Properties        Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

California                                             1,030    300,156,895        38.73      7.576         352      77.88       634
Florida                                                  859    159,328,859        20.56      7.962         351      80.50       626
Maryland                                                 127     28,438,855         3.67      7.807         357      79.16       611
Illinois                                                 138     26,986,573         3.48      8.180         356      81.84       625
Arizona                                                  132     23,587,825         3.04      7.788         352      78.41       610
New Jersey                                                90     23,138,291         2.99      7.973         356      78.69       607
Nevada                                                    98     18,914,699         2.44      7.609         350      80.65       642
Washington                                                96     18,642,778         2.41      7.740         349      80.16       632
Massachusetts                                             80     17,756,032         2.29      7.836         355      78.98       635
Colorado                                                  89     14,142,614         1.83      7.799         350      82.02       628
New York                                                  48     12,980,168         1.68      7.768         354      76.69       602
Virginia                                                  64     11,697,111         1.51      8.142         350      82.82       618
Oregon                                                    70     11,451,199         1.48      7.561         351      82.52       621
Michigan                                                  96     11,343,460         1.46      8.574         353      83.36       600
Connecticut                                               61     10,995,465         1.42      8.021         354      79.87       605
Other                                                    632     85,343,323        11.01      8.180         354      82.09       615
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Number of States/District of Columbia Represented: 49
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Occupancy                                              Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Primary                                                3,487    736,190,952        95.00      7.793         352      79.60       625
Investment                                               163     25,943,577         3.35      8.178         357      77.57       646
Non-Owner Occupied                                        38      7,874,720         1.02      8.716         359      82.76       643
Second Home                                               22      4,894,901         0.63      8.002         356      78.89       653
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Property Type                                          Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Single Family Residence                                2,876    597,223,113        77.07      7.799         353      79.23       623
Planned Unit Development                                 351     76,683,408         9.90      7.771         347      81.22       628
Condo                                                    321     58,907,625         7.60      7.944         352      81.01       638
2-4 Family                                               162     42,090,005         5.43      7.971         354      79.31       639
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Loan Purpose                                           Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Refinance - Cashout                                    1,962    432,830,044        55.86      7.805         355      77.51       604
Purchase                                               1,660    326,366,736        42.12      7.826         349      82.27       656
Refinance - Rate Term                                     88     15,707,369         2.03      7.971         353      79.95       598
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Documentation Level                                    Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

Stated Documentation                                   1,913    426,649,212        55.06      7.999         352      79.81       637
Full                                                   1,673    320,444,148        41.35      7.590         352      79.21       612
Limited                                                  124     27,810,789         3.59      7.645         357      79.92       614
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

IXIS 2006-HE1                                                     MORGAN STANLEY
ALL RECORDS                                                        3,710 records
                                                            Balance: 774,904,150
================================================================================

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Credit Score                                           Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

500 - 524                                                240     43,903,703         5.67      8.858         356      72.63       512
525 - 549                                                297     61,138,028         7.89      8.486         357      71.89       537
550 - 574                                                300     58,290,471         7.52      8.337         356      75.52       562
575 - 599                                                441     89,164,169        11.51      7.885         356      78.27       588
600 - 624                                                545    113,115,529        14.60      7.758         354      81.34       612
625 - 649                                                712    143,614,448        18.53      7.758         349      82.13       637
650 - 674                                                478    102,824,240        13.27      7.496         349      81.83       661
675 - 699                                                327     78,325,610        10.11      7.431         350      81.48       686
700 - 724                                                181     39,527,692         5.10      7.417         348      81.35       711
725 - 749                                                100     25,622,491         3.31      7.219         351      82.14       735
750 - 774                                                 63     14,230,557         1.84      7.154         353      81.55       761
775 - 799                                                 23      4,935,902         0.64      6.911         340      79.90       787
800 +                                                      3        211,311         0.03     10.257         225     100.00       801
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 500
Maximum: 802
Non-Zero Weighted Average: 626
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
                                                    Mortgage      Principal    Principal   Interest        Term   Original      FICO
Prepayment Penalty Term                                Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

0                                                        763    156,603,467        20.21      8.147         353      80.39       622
12                                                       221     62,123,974         8.02      7.948         352      78.91       635
24                                                     2,037    427,662,726        55.19      7.744         353      79.71       626
36                                                       688    128,373,983        16.57      7.594         348      78.42       622
60                                                         1        140,000         0.02      6.875         357      45.16       618
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 12
Maximum: 60
Non-Zero Weighted Average: 25
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    % of
                                                                                Mortgage
                                                                                 Pool by
                                                                  Aggregate    Aggregate   Weighted    Weighted   Weighted
                                                      Number        Cut-off      Cut-off    Average     Average    Average  Weighted
                                                          of           Date         Date      Gross   Remaining   Combined   Average
Lien                                                Mortgage      Principal    Principal   Interest        Term   Original      FICO
Position                                               Loans    Balance ($)      Balance   Rate (%)    (months)        LTV     Score
------------------------------------------------------------------------------------------------------------------------------------

1st Lien                                               3,339    751,883,341        97.03      7.728         357      78.98       624
2nd Lien                                                 371     23,020,809         2.97     10.734         200      98.50       662
------------------------------------------------------------------------------------------------------------------------------------
Total:                                                 3,710    774,904,150       100.00      7.817         352      79.56       626
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This is not a research report and was not prepared by the Morgan Stanley research department. It was prepared by Morgan Stanley sales, trading or other non-research personnel. Past performance is not necessarily a guide to future performance. Please see additional important information and qualifications at the end of this material.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                     FOR ADDITIONAL INFORMATION PLEASE CALL:

--------------------------------------------------------------------------------
                                 Morgan Stanley
--------------------------------------------------------------------------------

    ASSET BACKED FINANCE
    --------------------

    Valerie Kay                                    212-761-2162

    Forchi Chen                                    212-761-2154

    Emily Garrison                                 212-761-4251

    ABS SYNDICATE & TRADING
    -----------------------

    Vanessa Vanacker                               212-761-2016

    Dimitri Kavour                                 212-761-1997

    Nicole Limberg                                 212-761-2084

    Josh Hollander                                 212-761-7373

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Rating Agency Contacts
--------------------------------------------------------------------------------

    STANDARD & POOR'S
    -----------------

    Taraneh Moayed                                 212-438-1804

    Rebecca Neary                                  212-438-3026

    MOODY'S
    -------

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    FITCH RATINGS
    -------------

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--------------------------------------------------------------------------------

This material is not a solicitation of any offer to buy or sell any security or other financial instrument or to participate in any trading strategy. This material was not prepared by the Morgan Stanley research department. Please refer to important information and qualifications at the end of this material.

                                      -28-

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 23, 2006
Securitized Products Group
                             [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

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                                     - 29 -